FUNDING AGREEMENT #4


                                    between


                NEW YORK CITY ECONOMIC DEVELOPMENT CORPORATION


                                      and


                          THE NEW YORK TIMES COMPANY


                         Dated as of December 15, 1993




                     Relative to the reconstruction of the
                      Whitestone Expressway Service Road
                       from 20th Avenue to Linden Place
                     in the College Point Industrial Park
                           in the Borough of Queens


























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                              TABLE OF CONTENTS

                                                                        Page

PREAMBLE                                                                 1
DEFINITIONS                                                              4

ARTICLE ONE       THE WORK; PERFORMANCE, PROCUREMENT
                  AND CONTRACT REQUIREMENTS

   Sec.1.1        General Provisions and Provisions Regarding
                  Design and Construction                               18
   Sec.1.2        Procurement of Bids, Services and Goods               24
   Sec.1.3        Liaison to EDC                                        35


ARTICLE TWO       THE FUNDING

   Sec.2.1        Determination of Total Reimbursement Amount;
                  Reallocation of Funding from Funding Agreement #1
                  to this Agreement                                     36
   Sec.2.2        Agreement to Fund                                     39
   Sec.2.3        Disbursements                                         39
   Sec.2.4        Funding of Costs of Changes                           41

ARTICLE THREE     THE TERM

   Sec.3.1        Term                                                  43


ARTICLE FOUR      CONDITIONS FOR DISBURSEMENT

   Sec.4.1        Initial Submissions by The Times                      44
   Sec.4.2        Documentation for Disbursements on Account
                  of Eligible Costs                                     45
   Sec.4.3        Direction of Submissions                              49
   Sec.4.4        Failure to Make Submissions on a Timely Basis         49

































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                                                                       Page


ARTICLE FIVE      REPRESENTATIONS OF THE TIMES

   Sec.5.1        Organization; Standing                                50
   Sec.5.2        Intentionally Omitted                                 50
   Sec.5.3        Conflict, etc. under Other Documents                  50
   Sec.5.4        No Litigation                                         51
   Sec.5.5        Nonrecourse                                           51


ARTICLE FIVE-A    REPRESENTATIONS AND WARRANTIES OF EDC

   Sec.5A.1       Organization; Standing                                52
   Sec.5A.2       Due Authorization; Enforceable Obligations            52


ARTICLE SIX       COVENANTS

   Sec.6.1        Requisitions Update The Time's Representations        53
   Sec.6.2        Compliance with Other Agreements and Law;
                  Legal Status                                          53
   Sec.6.3        Maintenance of and Compliance with Insurance
                  Requirements                                          53
   Sec.6.4        Maintenance of Office                                 54
   Sec.6.5        Compliance with Applicable Law                        54
   Sec.6.6        Assignment                                            55
   Sec.6.7        Maintenance of Records                                56
   Sec.6.8        Intentionally Omitted                                 56
   Sec.6.9        Due Application of Funding Proceeds                   56
   Sec.6.10       Defects; Non-Conforming Work                          57
   Sec.6.11       Participation by Women and Minority Owned
                  Businesses                                            57
   Sec.6.12       No Liens                                              60
   Sec.6.13       Intentionally Omitted                                 60
   Sec.6.14       Intentionally Omitted                                 61
   Sec.6.15       Intentionally Omitted                                 61
   Sec.6.16       MacBride Principles                                   61































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                                                                       Page

   Sec.6.17       No Waiver of Compliance                               61

ARTICLE SEVEN     DEFAULT AND TERMINATION

   Sec.7.1        Events of Default                                     63
   Sec.7.2        Default Remedies; Exculpation                         64
   Sec.7.3        Termination                                           67


ARTICLE EIGHT     NOTICES

   Sec.8.1        Notice                                                70
   Sec.8.2        Disbursement Submissions                              71


ARTICLE NINE      GENERAL CONDITIONS AND COVENANTS

   Sec.9.1        Conflict of Interests                                 72
   Sec.9.2        No Liability of Individuals                           73
   Sec.9.3        Anti-Boycott Provisions                               73
   Sec.9.4        Governing Law                                         74
   Sec.9.5        Liability of EDC                                      74
   Sec.9.6        Amendments                                            76
   Sec.9.7        Successors and Assigns                                76
   Sec.9.8        Assignment of Funds                                   76
   Sec.9.9        Counterparts                                          76
   Sec.9.10       Interpretation                                        76
   Sec.9.11       Indemnity                                             77
   Sec.9.12       No Agency                                             78
   Sec.9.13       Venue                                                 78
   Sec.9.14       Investigations; Cooperation                           80
   Sec.9.15       Intentionally Omitted                                 88
   Sec.9.16       Maximum Interest Rate                                 88
   Sec.9.17       Captions                                              88
   Sec.9.18       Gender, Etc.                                          88
   Sec.9.19       Assignment by EDC                                     88
   Sec.9.20       Obligations of Newspaper Division                     89































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                                                                       Page

ARTICLE TEN       AGREEMENT OF THE CITY

   Sec.10.1       City's Agreement to Fund EDC                          90
   Sec.10.2       Valid Agreement of the City                           90
   Sec.10.3       The Times's Rights Against the City                   90

Appendix A  -     Premises
Appendix B  -     Whitestone Road
Appendix C  -     Contractor's Insurance Requirements
Appendix C-1   -  Consultant's Insurance Requirements
Appendix D  -     The Times's Certificate of Good Standing
Appendix E  -     EDC's Legal Opinion
Appendix F  -     EDC's Secretary's Certificate
Appendix G  -     Equal Employment Requirements
Appendix H  -     Employment Report
Appendix I  -     Intentionally Omitted
Appendix J  -     MacBride Principles Rider
Appendix K  -     Corporation Counsel's Legal Opinion

Exhibit A   -     Illustrative Scope of Work
Exhibit B   -     Form List of Contractors
Exhibit C   -     Investigation Forms
Exhibit D   -     Intentionally Omitted
Exhibit E   -     Form Legal Opinion
Exhibit F   -     Form Certificate of Specimen Signature
Exhibit G   -     AIA Forms
Exhibit H   -     W\MBE Plan
Exhibit H-1 -     Form Expedited Certification Affidavit
Exhibit I   -     Form Certification to be Attached to Requisition







































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      FUNDING AGREEMENT #4 dated as of December 15, 1993 between NEW YORK CITY

ECONOMIC  DEVELOPMENT CORPORATION  ("EDC"),  a  local development  corporation formed pursuant to Section 1411  of the Not-for-Profit Corporation Law of  the

State  of New  York, having its  principal office  at 110  William Street, New

York, New York 10038, and THE NEW YORK TIMES COMPANY ("The Times"), a New York

State corporation,  having its principal  office at 229 West  43rd Street, New

York, New York 10036.



PREAMBLE:

                                  WITNESSETH

      WHEREAS:

      A:    The City of New York (the "City"), a municipal corporation of  the

State of New York, is the owner in fee of certain real property identified, as of the  date hereof, as Block  4183, p/o Lot 1,  Block 4242, p/o  Lot 1, Block

4243, p/o Lot 1, Block 4280, p/o Lot 1, Block 4281, p/o Lot 1, Block 4282, Lot

1, Block 4283, Lot  1, Block 4284,  Lot 1, Block  4306 p/o Lot  1 and Lot  44,

Block 4307, Lot 1 and p/o Lot 4, Block 4308, Lot 1 and Lot 36, Block 4310, Lot

32, Block 4336, Lot  35 and p/o  Lot 50, Block  4337, Lot 62  and p/o Lot  76,

Block 4339,  Lot 46 and demapped  portions of 25th Avenue,  28th Avenue, 138th

Street and 139th  Street, on the  Tax Map for  the Borough  of Queens, in  the

County of Queens, City and State  of New York, and assigned new  tentative tax block and lot numbers Block 4282, Lot



























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100 for future identification, as such property is more particularly described in Appendix A attached hereto and made a part hereof (the "Premises); and

      B:    The  City, as landlord,  and EDC, as tenant,  entered into a lease dated  as of the  date hereof, which  lease was  assigned by EDC  to The Times pursuant  to an  Assignment  and Assumption of Lease  with Consent dated as of the date  hereof (the lease as so  assigned, and as the  same may hereafter be amended, is hereinafter referred to as the "Lease"), demising the Premises for the Project (as hereinafter defined), and for which Lease  EDC will act as the

City's managing agent pursuant to Article 42 of the Lease; and

      C:    EDC and The Times entered into a funding agreement dated as of the date  hereof, which  provides for  the funding  to The  Times of  City capital budget dollars necessary to pay for certain site preparation work required  in connection  with  the construction  of  the Project  (such  funding agreement,

together  with any  amendments  that  may  be  made  thereto,  is  hereinafter collectively referred to as "Funding Agreement #1"); and

      D:    In connection with the Lease, The  Times has the option to perform the work necessary to reconstruct, in accordance with New York City Department of  Transportation standards, on behalf of the City, the Whitestone Expressway

Service Road between  20th Avenue and Linden Place (the  "Whitestone Road"), a

City street  running along the  easterly side  of the Premises  and along  the easterly side of the premises adjacent  to the Premises currently owned by the

United States Postal Service (the "Construction Site"), as such street is more particularly depicted in Appendix B attached hereto (the "Improvements"); and

























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      E:    The construction  of the Improvements is  a necessary prerequisite element to the completion of the Project; and

      F:    If  The  Times  elects  to  reconstruct  the  Whitestone  Road  in accordance with its option, EDC and the City  will make available to The Times a  portion of  the  City capital  budget funds  made  available under  Funding

Agreement #1,  to pay for costs  incurred by The Times in  connection with the performance of the Work (as hereinafter defined); and

      G:    The  City  and  EDC have  entered  into  an  Amended and  Restated

Contract dated  as of June 30, 1993,  as amended (the "Consolidated Contract")

pursuant to which the City will provide EDC with City capital budget funds for use in connection  with the  construction of  the Project  in accordance  with

Funding Agreement #1, a portion of  which such funds (as more particularly set forth  herein), in an amount not to  exceed $3,750,000 (the "Funding"), may be reallocated hereunder for  use in  connection with the  reconstruction of  the

Whitestone Road, and pursuant to which  EDC is authorized to contract with The

Times to perform the Work; and

      H:    The Times, independently, and not as agent of the City or EDC, has agreed that if  it exercises its option to reconstruct  the Whitestone Road it will perform, or cause the performance of, the Work; and

      I:    In furtherance of its  obligations under the Consolidated Contract and its corporate purpose of fostering  economic development in the City,  EDC has agreed, subject to the terms, conditions and limitations set forth herein,

to disburse to The Times the

























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Funding,  in an amount not to exceed  $3,750,000, for the purpose of financing the Eligible Costs of the Work.

      NOW, THEREFORE, EDC and The Times covenant and agree as follows:



                                  DEFINITIONS
                                  -----------


      As used in this  Funding Agreement, the following  initially capitalized terms shall have the respective meanings indicated opposite each of them:

"Actual Road
 Reconstruction
 Commencement Date"     The  date on  which The  Times actually  commences the
                        reconstruction of the Whitestone Road.

"Affiliate"             Any Person that directly, or indirectly through one or
                        more intermediaries,  controls or is controlled by, or
                        is under common control with, The Times.  For purposes
                        hereof,  the  term  "control"  means  the  possession,
                        directly  or indirectly,  of  the power  to direct  or
                        cause the direction of  the management and policies of
                        The Times through the ownership of  voting securities,
                        by  contract, or  otherwise.   Ownership of or  by The
                        Times  includes  beneficial   ownership  effected   by
                        ownership of intermediate entities.  An "Affiliate" of
                        a  Person other  than  The Times  shall be  determined
                        using the  same standard of control  and ownership set
                        forth herein with  respect to The  Times.  Unless  the
                        context  otherwise  requires,   any  reference  to  an
                        "Affiliate" in this Agreement shall be deemed to refer to an Affiliate of The Times.

"Agreement"             This Funding Agreement, and any amendments thereto.

"Anticipated
 Road Reconstruction
 Commencement Date"     As defined in Sec.1.1(b).



























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"Approvals"             As defined in Sec.1.1(c)(2).

"Builder's Pavement
 Plan" The plans and drawings with respect to improvements to sidewalks, curbs and roadways within the public right-of-way adjacent to the Premises, approved by DOT's Office of Builder's Pavement and submitted by The Times to the City's Department of Buildings as part of its plans for the construction of the Project.

"Builder's Pavement
 Plan Work"             As defined in Sec.1.1(a).

"Business Day"          Any day other than  a Saturday, Sunday, legal holiday,
                        or a  day on  which banking  institutions in New  York
                        City are authorized by law or executive order to close.

"Certificate of
 Occupancy"             The  earlier   to  be   issued  by  the   City's
                        Department of  Buildings  (or its  successor  in
                        function)   of   a   temporary    or   permanent
                        certificate of occupancy or its equivalent with respect to the Project.

"City"                  As defined in Recital A of the Preamble.

"College Point Improvement
 Fund Payments"         As defined in Section 3.09(b)(iii) of the Lease.

"Commissioner"          As defined in Sec.9.14(a).

"Completed Cover
 Sheet"                 As defined in Sec.4.1.

"Consolidated
 Contract"              As defined in Recital G of the Preamble.

"Construction
 Contract"              (A)  Any  agreement  executed  by The  Times  and  the
                        Resident  Engineer (as  hereinafter defined),  if any,
                        with   respect   to   construction    management   and
                        supervision  services and engineering services; or (B)
                        any  contract  between  The  Times  and  the   General
                        Contractor (as hereinafter defined), if any,

























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                        under  which the  General Contractor  is obligated  to
                        perform the Construction Work; or (C) any contract with a contractor for performance of all or any part of the Construction Work, whether entered into by The Times, the General Contractor, the Resident Engineer, or the Construction Manager (as hereinafter defined).

"Construction  Manager" Lehrer McGovern Bovis, Inc.  or any other construction manager selected by The Times, reasonably approved by EDC, responsible solely for the performance of construction management services and/or construction contract administration services and supervision services relative to the Construction Work.

"Construction Site"     As defined in Recital D of the Preamble.

"Construction
 Work" The portion of the Work the costs of which are considered hard costs of construction under normal industry standards, excluding the services of the Resident Engineer and the services of the Construction Manager, if any.

"Consultant"            Any  professional  engineer,  engineering  firm,
                        architectural firm with engineering expertise, combined practice or association licensed in the State of New York, and any special consultants
                        (e.g. soil consultants) selected by The Times and reasonably approved by EDC, to perform the Design Services (as hereinafter defined).

"Contract Price"        The contract  price (or the aggregate  of the contract
                        prices) for the performance of the Construction work, as set forth in the bid or bids of the Contractor or Contractors selected by The Times in accordance with Sec.1.2(c) hereof, to perform the Construction Work.

"Contractor"            Any contractor under a Construction Contract.

"DBS"                   As defined in Sec.6.11(b).

"DEP" The City's Department of Environmental Protection, or its successor in function.
























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"Department of
 Investigation"         As defined in Sec.9.14(a).

"Deputy Mayor"          As defined in Sec.9.14(a).

"Design Contract"       Any agreement executed by The Times and the Consultant
                        with respect to the performance of Design Services in connection with the design of the Improvements.

"Design Costs"          The  costs  paid  or  payable  by  The  Times  to  the
                        Consultant for the performance of Design Services, as set forth in clause (iii) of the definition of Eligible Costs.

"Design Services"       The design  and engineering  services relative  to the
                        Work and performed by the Consultant.

"DLS"                   The   Division  of   Labor  Services  of   the  City's
                        Department of Business Services, or its successor in function.

"DOT" The City's Department of Transportation, or its successor in function.

"EDC"                   As defined in the first paragraph of this Agreement.

"EDC Default Notice"    As defined in Sec.9.5(b).

"EDC Disagreement
 Notice"                As defined in Sec.2.1(a).

"EDC Disagreement Notice
 Dispute Period"        As defined in Sec.2.1(a).

"Eligible
 Costs" (i) The costs of the Work paid or payable by The Times to Contractors (other than the Resident Engineer), subcontractors, suppliers and material persons for (A) labor and materials utilized in connection with the Construction Work, and (B) for labor, services, facilities or equipment customarily considered as "general conditions" items which are reasonably required by or consequent upon the Construction Work, including (x) all costs of contract bonds and of insurance that may be required

























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                        or necessary during the  period of and for performance
                        of the Construction Work, (y) all costs of obtaining and maintaining the guaranties, if any, and (z) all
                        costs   of  obtaining  and  maintaining  the  security
                        services required by Sec.1.1(e)(ii) of this Agreement that are obtained by Contractors and subcontractors (other than the Resident Engineer) and are included in their respective contract prices together with those costs described in (i)(A) above, (ii)(A) the costs paid or payable by The Times to the Resident Engineer, including the Resident Engineer's fee, those costs incurred by the Resident Engineer for the performance of construction management and supervision services
                        and/or   engineering   services,   and  all   "general
                        condition"  items  and  other   reimbursable  expenses
                        (including without limitation, the preparation of a Final Survey (as hereinafter defined)), and (B) costs paid or payable by The Times to the Consultant with respect to Design Services (the aggregate of the costs set forth in clauses (ii)(A) and (ii)(B) above are hereinafter referred to as "Soft Costs"), in an amount not to exceed twenty-three percent (23%) of the Hard Costs (as hereinafter defined); provided, however that the amount of Soft Costs includable in Eligible Costs may exceed twenty-three percent (23%) of the Hard
                        Costs   if  such   greater   amount  is   commercially
                        reasonable taking into account the nature and the scope of the Work and only if such greater amount is
                        approved  by   EDC,  which   approval  shall   not  be
                        unreasonably withheld or delayed after the submission by The Times to EDC of all information reasonably requested by EDC to establish the scope of such Soft Costs and the basis for their exceeding twenty-three percent (23%) of the Hard Costs. In no event shall Eligible Costs include the costs or fees paid or payable by The Times to the Construction Manager.

"Entity"                As defined in Sec.9.14(a).

"Events of
 Default"               Those events set forth in Sec.7.1.

"Federal Courts"        As defined in Sec.9.13.



























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"Final Acceptance Date" Means  the date  on which all  of the  following shall
                        have  occurred:   (i)  the  Resident  Engineer or  the
                        Construction Manager shall have  certified to EDC that
                        the  Construction  Work  (including   all  Substantial
                        Completion Punch List (as hereinafter defined) items) is complete (except to an immaterial extent) in accordance with the Final Plans and Specifications,
                        and  the   Requirements,  and  (ii)  EDC   and/or  its
                        professional consultants shall have inspected the Construction Site, within thirty (30) days after EDC's receipt from the Resident Engineer or the Construction Manager of the certification described in clause (i) above, and certified, by the later to occur of the expiration of such thirty (30) day period or five (5) days after such inspection was completed, to The Times that, in its opinion, the Improvements are complete (except to an immaterial extent) in accordance with
                        the    Final    Plans   and    Specifications,   which
                        certification shall not be unreasonably withheld; provided, however, that if EDC and/or its professional
                        consultants  shall   have   failed  to   inspect   the
                        Construction Site within the thirty (30) day period described above and to give the certification within the time period described above, EDC shall be deemed to have inspected the Construction Site and certified to The Times that the Improvements are complete.

"Final
 Completion"            Means that each of the following shall have occurred:

                        (A) the Resident Engineer or the Construction Manager shall have issued to EDC a "Certificate of Payment", or certified its approval of a "Certificate of Payment" issued to EDC, in either case stating that it has examined the Final Plans and Specifications and, in its best professional judgment, after diligent inquiry, and on the basis of its observations and inspections, the Construction Work has been completed (except to an immaterial extent) in accordance with the Final Plans and Specifications and all Requirements and that the final payment is due to The Times;

                        (B) the Reviewing Parties (i) shall have made a final inspection of the Construction Site upon receipt of























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                              notice from The Times that the Construction Work
                              is   Substantially  Completed   (as  hereinafter
                              defined) and (ii) shall have certified the Construction Work, including all items on the
                              Final  Punch  List,   as  being  acceptable  and
                              complete;

                        (C) The Times shall have submitted to EDC a final accounting, containing an affidavit that all payrolls, bills for materials and equipment, and other indebtedness connected with the Construction Work for which The Times may in any way be responsible (other than items, if any, disputed in good faith by The Times that are not being paid for by the Funding including, without limitation, the Construction Manager's costs and fees), either have been paid or otherwise satisfied or will be paid simultaneously with or immediately after the receipt of the proceeds of any disbursement of the Funding for which Final Completion is required;

                        (D) The Times shall have submitted to EDC receipts, releases and waivers of liens, or such other documentation establishing payment or satisfaction of all obligations arising out of the Construction Work performed, or caused to be performed, by The Times (other than items, if any, disputed in good faith by The Times that are not being paid for by the Funding including, without limitation, the Construction Manager's costs and fees), to the extent and in such form as may be reasonably designated by EDC. If any lien for any work done by or on behalf of The Times has attached to the funds forming a part of the Funding, The Times shall have either removed or bonded such lien;

                        (E) The Times shall have delivered to EDC two sets of the "as-built" drawings, in form customarily prepared for road construction (which "as-built" drawings shall include the Final Survey), for the Improvements, as the same may have been amended, modified or supplemented, and such other documentation as may be required by the Reviewing Parties or as may be necessary to evidence that the Construction Work performed, or caused to be






















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                              performed,  by  The   Times  was  completed   in
                              accordance   with   the  Requirements.     These
                              drawings shall accurately show any deviations from the Final Plans and Specifications and the exact locations of any underground or otherwise concealed utilities and appurtenances (if, and
                              to   the   extent,  that   such   utilities  and
                              appurtenances   were   installed,  adjusted   or
                              protected in  the course of  the performance  of
                              the   Construction   Work)   as  referenced   to
                              permanent surface improvements; and

                        (F) receipt by EDC of notification from DLS that all labor requirements applicable to the Work have been fulfilled.

"Final Completion
 Notice"                As defined in Sec.2.1(a).

"Final Completion
 Notice Dispute Period" As defined in Sec.2.1(a).

"Final Penalty"         As defined in Sec.9.14(f)(ii).

"Final Plans and
 Specifications"        The   completed   final   drawings   and   plans   and
                        specifications   for   the   reconstruction   of   the
                        Whitestone  Road,  as  developed  by  The   Times  and
                        delivered by The Times to EDC in accordance with Sec.1.1(c)(1) hereof, and as such drawings and plans and specifications may be modified or amended from time to time in accordance with Sec.2.4 of this Agreement.

"Final Punch
 List" A statement by the Resident Engineer or the Construction Manager issued after Substantial Completion, setting forth a description in reasonable detail of any items to be remedied, corrected or completed in accordance with the Final Plans and Specifications or any observable defects and deficiencies, and any other defects or deficiencies of which the Resident Engineer or the Construction Manager have knowledge or of which the Reviewing Parties shall have observed and notified The Times or its Contractors, with respect to the Improvements






















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                        or at or on the Construction Site including, but
                        not    limited    to,   deficiencies    due   to
                        non-compliance with Requirements.

"Final Survey"          The  final  survey  to  be  prepared  by  a  certified
                        surveyor of curb, gutter and crown elevations in connection with the Whitestone Road.

"Funding"               As defined in Recital G of the Preamble.

"Funding Agreement #1"  As defined in Recital C of the Preamble.

"Funding Agreement #2"  The funding agreement between  EDC and The Times dated as of the date hereof which provides for the funding to The Times of City capital budget dollars necessary to pay for the construction of a City sanitary sewer system to service the Premises, as such agreement may be amended from time to time.

"Funding Agreement #3"  The funding agreement between  EDC and The Times dated as of the date hereof which provides for the funding to The Times of funds necessary to pay for the construction of an interim New York City Police Department evidence vehicle facility, as such agreement may be amended from time to time.

"General
 Contractor"            The   Times's   general   contractor,  if   any,
                        reasonably approved by EDC, engaged to perform and manage the Construction Work.

"Governmental
 Authorities"           The United  States of America, the  State of New
                        York, the City and any agency, department, legislative body, commission, board, bureau, instrumentality or political subdivision of any of the foregoing, now existing or hereafter created, having legal jurisdiction over the Improvements or the Construction Site or any portion thereof or any street, road, avenue, sidewalk or water comprising a part of or immediately adjacent to the Construction Site.

"Hard Costs"                  The aggregate of the  costs set forth in clauses
                        (i)(A) and (i)(B) of  the definition of Eligible
                        Costs.

"Impositions"           As defined in Section 3.09(b)(i) of the Lease.

"Improvements"          As defined in Recital D of the Preamble.

"Interim Penalty"       As defined in Sec.9.14(f)(i).

"Investigation"         As defined in Sec.9.14(a).

"Investigation Forms"   As defined in Sec.1.2(d).

"Late Charge
 Rate" The Prime Rate (as hereinafter defined) plus one percent (1%).

"Lease"                 As defined in Recital B of the Preamble.

"Material Change"       A change to the  Final Plans and Specifications which,
                        when aggregated with any previous changes to the Final
                        Plans  and Specifications, would increase the Contract
                        Price by more than ten percent (10%).

"Members"               As defined in Sec.9.14(a).

"MBEs"                  As defined in Sec.6.11(a).

"New York State
  Courts"               As defined in Sec.9.13.

"Newspaper Division"    As defined in Sec.9.20.

"Owner's
 Representative"        Any  person  selected by  The  Times, reasonably
                        approved   by  EDC,   to  act  as   The  Times's
                        representative  at  the  Construction  Site  and
                        responsible   for   the   supervision   of   the
                        Construction  Work  performed  by   the  General
                        Contractor    and    the   other    Contractors,
                        subcontractors and material suppliers.

"Parties"               EDC and The Times.

"Person" An individual, corporation, partnership, joint venture, estate, trust, unincorporated association; any federal, state, county or municipal government or any bureau, department or agency thereof; and any fiduciary acting in such capacity on behalf of any of the foregoing.

"Plans and
 Specifications"        The    progress    drawings   and    plans   and
                        specifications for the reconstruction of the Whitestone Road, as developed by The Times and/or its Consultant, and approved by the Reviewing Parties in accordance with Sec.1.1(c)(1) hereof.

"Premises"              As defined in Recital A of the Preamble.

"Prime Rate"            The base or prime rate of  interest from time to
                        time charged  by Chemical Bank, as  such rate is
                        published by The New  York Times newspaper or by
                                     -------------------
                        The  Wall Street  Journal  if such  rate is  not
                        -------------------------
                        published by The  New York Times at  the time in
                                     -------------------
                        question.

"Project"               The construction on the  Premises of a facility of  no
                        less than approximately 360,000 square feet for the printing, production and distribution of newspapers and, at the sole discretion of The Times, other such buildings and improvements on the Premises as are permitted pursuant to the terms and provisions of the Lease, including without limiting the generality of the foregoing, the expansion of the printing facility to a size greater than 360,000 square feet.

"Prohibited Person"     As defined in Sec.1.2(c)(4).

"Proposed Bidders List" As defined in Sec.1.2(c)(1).

"Public Parties"        As defined in Sec.9.11(a).

"Rental"                As defined in Article 1 of the Lease.

"Requirements"          Any   and  all   laws,  rules,   regulations,  orders,
                        ordinances,   statutes,   codes,   executive   orders,
                        resolutions  and  requirements  of   all  Governmental
                        Authorities currently in force or hereafter adopted applicable to the Construction Site and/or the Work.

"Requisition Report"    As defined in Sec.4.2(a)(ii).

"Resident Engineer"     The  Consultant  or any  other  professional engineer,
                        engineering firm, architectural firm  with engineering
                        expertise, combined
                        practice or  association licensed in the  State of New
                        York selected by The Times, reasonably approved by EDC
                        as to the acceptability  of such Resident Engineer and
                        as  to the scope of  work proposed to  be performed by
                        such Resident Engineer, to act as resident engineer on
                        behalf  of   The  Times  and  to  perform  engineering
                        services  and/or construction  contract administration
                        and supervision  services relative  to the Work.   The
                        Resident Engineer, if any, shall act on  behalf of The
                        Times and shall be separate and apart from any engineer acting on behalf of EDC or the City for any reasons.

"Resident Engineer
 Costs" The costs paid or payable by The Times to the Resident Engineer for the performance of construction management and supervision services and engineering services relative to the Work, as set forth in clause (ii) of the definition of Eligible Costs.

"Reviewing
 Parties" DOT, DEP or their respective designees, including without limitation, their hired consultants, and any other Governmental Authority with jurisdiction over the Work, the Improvements or the Construction Site and responsible for (i) the issuing of permits or approvals with respect to the Improvements, or (ii) ensuring compliance with the Requirements.

"Road Election Notice"  As defined in Sec.1.1(b).

"Scope of Work"         As defined in Sec.1.1(a).

"Substantial
 Completion" or
"Substantially
 Complete(d)"           Means that  the Construction Work shall  have been 95%
                        completed  in  accordance  with the  Final  Plans  and
                        Specifications and all Requirements, and the Reviewing
                        Parties are able to  inspect the Construction Work and
                        prepare a Final Punch List.
"Substantial
 Completion Date"       The  date on  which the  Construction Work  shall have
                        been Substantially Completed.

"Substantial Completion
 Punch List"            The statement by EDC, issued after inspection of
                        the   Construction   Site,   setting   forth   a
                        description in reasonable detail of any items to
                        be   remedied,   corrected   or   completed   in
                        accordance    with    the   Final    Plans   and
                        Specifications  or  any defects  or deficiencies
                        which EDC  shall have noted with  respect to the
                        Improvements   constructed   or  caused   to  be
                        constructed by The Times, including but not limited to, defects or deficiencies due to non-compliance with the Requirements.

"Term"                  As defined in Sec.3.1.

"The Times"             As defined in the first paragraph of this Agreement.

"The Times's Disagreement
 Notice"                As defined in Sec.2.1(a).

"The Times Indemnitees" As defined in Sec.9.11(b).

"Total Reimbursement
 Amount" The amount, determined in accordance with the procedure therefor set forth in Sec.2.1(a) hereof, of the total Eligible Costs incurred by The Times in connection with the design and construction of the Improvements, which amount shall constitute the total amount of funds that are to be reallocated from Funding Agreement #1 to this Agreement in accordance with Sec.2.1(b) hereof.

"Transaction Documents" As defined in Sec.9.14(a).

"Unavoidable
 Delays" Delays caused by (i) strikes, slowdowns, walkouts, lockouts or other labor troubles, (ii) acts of God,
                        (iii) catastrophic weather conditions, (iv) inability to obtain labor or materials due to labor disputes,
                        (v) court orders enjoining commencement or continuation of the Work, (vi) enemy action, (vii) civil commotion, (viii) shortage of fuel, supplies or labor resulting from governmental declared priorities in connection with a public emergency, (ix) failure or defect in the supply of electricity, oil, gas or water to the Construction Site provided that such failure or defect is not due to the action or inaction of The Times or its Contractors or subcontractors, (x) fire, (xi) casualty, (xii) the failure of EDC to disburse the Funding or any portion thereof in accordance with the provisions of this Agreement,
                        (xiii) EDC's unreasonable delay in granting any approvals required under this Agreement, or (xiv) other causes not within The Times's control that is causing a delay in The Times's performance of its construction obligations hereunder. The Times shall use its good faith efforts to notify EDC in writing, stating when such delay commenced, not later than ten
                        (10) Business Days after The Times has first received knowledge of the occurrence of any of the foregoing conditions; provided, however, that The Times's failure to notify EDC of the occurrence of an event constituting an Unavoidable Delay shall not affect the commencement of such delay or otherwise result in the loss of any benefit or right granted to The Times under this Agreement.

"WBEs"                  As defined in Sec.6.11(a).

"W/MBEs"                As defined in Sec.6.11(a).

"W/MBE Participation
 Dollar Value"          As defined in Sec.6.11(c).

"W/MBE Percentage"      As defined in Sec.6.11(c).

"W/MBE Plan"            As defined in Sec.6.11(a)-14.

"Whitestone Road"       As defined in Recital D of the Preamble.

"Work" Work undertaken by or on behalf of The Times for the purpose of designing and constructing the Improvements all in accordance with this Agreement and the Final Plans and Specifications.

                  ARTICLE ONE - THE WORK; PERFORMANCE, PROCUREMENT AND
                  ----------------------------------------------------
                             CONTRACT REQUIREMENTS
                             ---------------------


   Sec.1.1     General   Provisions  and   Provisions  Regarding   Design  and
               ---------------------------------------------------------------
Construction.
- -------------
      (a)  The Times's Option to Perform the Work.  Pursuant  to Article 46 of
           ---------------------------------------
the Lease, The  Times shall, in its sole  discretion, have the right  (but not the obligation, except as  hereinafter set forth), subject to  such conditions set forth in Sec.1.1(b) below, to elect to reconstruct, on behalf of the City,

the  Whitestone Road  substantially in  accordance with  a scope of  work (the

"Scope  of  Work") prepared  by The  Times in  its sole  discretion, provided,

however  that EDC  shall  have the  right to  comment  on such  Scope  of Work

(provided that such comments shall not be binding upon The  Times) and further provided  that  such Scope  of Work  shall conform  to  all DOT  standards and specifications  for the construction of City streets and otherwise be approved

by DOT  pursuant to DOT's procedures.   An illustration of such  Scope of Work

(which illustration shall not be  binding on The Times) is attached  hereto as

Exhibit A.   Notwithstanding anything  to the contrary  contained herein,  The

Times acknowledges and agrees that if it does not elect to exercise its option to reconstruct the Whitestone Road in accordance with the foregoing, The Times shall  nevertheless have  the  obligation to  reconstruct  and/or repair  such portion  of  the Whitestone  Road  as is  required pursuant  to  its Builder's

Pavement Plan (the  "Builder's Pavement Plan Work") and,  in such event, shall not be  entitled to the  disbursement of the  Funding in connection  with such

Builder's  Pavement  Plan  Work.   If  The  Times  elects  to  reconstruct the

Whitestone Road,

(i) The Times shall have the right to include the Builder's Pavement Plan Work within the Scope of Work, and (ii) The Times shall perform the Work related to such reconstruction,  and EDC shall disburse  to The Times the  Funding or any portion thereof allocable  to the Work  being performed by  The Times, on  the terms and conditions contained in this Agreement.

      (b)  Notice of Election to Proceed.  If The Times elects to exercise its
           ------------------------------
right  to reconstruct the Whitestone Road on  behalf of the City in accordance with Sec.1.1(a) hereof, The Times shall make such  election by  giving written notice thereof  (the "Road  Election Notice")  to EDC no  later than  the date which is  six (6)  months prior  to the  approximate date on  which The  Times anticipates  that it will commence  the reconstruction of  the Whitestone Road

(the "Anticipated Road Reconstruction Commencement Date"); provided,  however,

that The Times shall have the right to revoke such election  at any time prior to the Actual Road Reconstruction  Commencement Date.  If The Times  elects to revoke its election in accordance with the foregoing sentence, The Times shall effect such revocation by giving EDC written notice of such  election and upon

EDC's receipt of such notification of election to revoke, this Agreement shall terminate  and thereafter  neither  Party shall  have  any rights  against  or obligations to the other Party by reason of this Agreement except as otherwise specifically set forth in this  Agreement.  The Times acknowledges that  if it revokes its election to reconstruct the Whitestone Road in accordance with the foregoing, in no  event shall EDC be  required to disburse the  Funding or any portion thereof to The Times for Work performed, or caused to be performed, by

The Times prior to such
revocation  (including,  without  limitation,  Design  Services).    The  Road

Election Notice shall specify  (i) the Consultant that The Times has selected,

or intends to select, with respect to the design of the  Whitestone Road, (ii)

the  Anticipated Road  Reconstruction  Commencement Date,  (iii) the  Resident

Engineer,  Construction  Manager, or  Owner's  Representative  that The  Times intends  to select with respect to  the reconstruction of the Whitestone Road,

and (iv)  the Person or Persons on The Times's  staff selected by The Times to be  responsible  for communicating  with  EDC  regarding  the performance  and completion of the Work in connection with the reconstruction of the Whitestone

Road.

      (c)  Plans and Specifications.  (1)  If the Times elects to exercise its
           -------------------------
right  to  reconstruct  the  Whitestone  Road,  The  Times  shall  design  the

Whitestone  Road  and prepare  the  Plans  and  Specifications  in  connection therewith  in accordance with  the Scope of  Work prepared  in accordance with

Sec.1.1(a) hereof.  The Plans and Specifications shall be subject to the review and  approval of the Reviewing Parties and The  Times shall deliver to EDC all

Plans and Specifications submitted  to the Reviewing Parties for  their review and  approval and  EDC  shall have  the  right to  comment on  such  Plans and

Specifications (provided that such comments by EDC shall not be binding on The

Times).   The Plans and Specifications shall describe all the Work, whether or not paid in whole, in part or at all with the Funding.

            (2)   The Times shall  obtain, or shall  cause its Contractors  to

obtain,   all   appropriate   permits,   consents,   certificates,   licenses,

authorizations   and  approvals   necessary  for   the  construction   of  the

Improvements (the "Approvals").  Upon  request of The Times, EDC shall  assist

The Times or its Contractors in obtaining such Approvals. The cost of obtaining such permits, consents, certificates, licenses, authorizations and approvals shall be considered  Eligible Costs payable with the Funding if such costs are included in The Times's Contractors' contract price.

            (3)   Any  changes  required to  be made  to  the Final  Plans and

Specifications shall be  made in accordance with the terms  and conditions set forth in Sec.2.4 hereof.

      (d)   Right  to  Proceed.     The  Times  may  only  proceed   with  the
            -------------------
Construction  Work  if  and  only  if (i)  all  Approvals  necessary  for  the construction of  the Improvements  have been  obtained, (ii)  certificates, in form and substance  reasonably satisfactory to  EDC, evidencing the  insurance policies referred to  in Appendix C and  Appendix C-1 (as applicable),  naming the City and  EDC as additional insureds, providing not  less than thirty (30)

days notice of  cancellation to the City  and EDC and, if  the certificates of insurance described  above  do not  indicate thereon  the receipt  of due  and payable  premiums, proof of payment of such premiums, shall have been obtained and delivered  to EDC,  and (iii)  all other  Requirements have  been complied with, it being expressly agreed  that The Times shall bear the  entire risk of

constructing  the   Improvements  in  variance   with  the  Final   Plans  and

Specifications  and that  EDC will  not be  obligated to  disburse any  of the

Funding  before all  Approvals  have  been  obtained  and  all  conditions  to disbursement under this Agreement have been  satisfied.  The fact that EDC has approved the Final Plans and Specifications, or any other action or failure to

act  by   EDC  or  the  Reviewing  Parties,  shall  in  no  way  constitute  a representation  that all  applicable Requirements  have been complied  with or relieve The Times of its obligations to abide by the terms of this Agreement.

     (e)  Performance of  the Work.  (i)   The Times covenants and  agrees to
          -------------------------
cause the Improvements to  be constructed in accordance with  the requirements of  this  Agreement  and  with the  Final  Plans  and  Specifications  and all applicable  Requirements.  The Times  shall obtain all  final acceptances from the appropriate Reviewing Parties as necessary to complete the Improvements.

            (ii)  At  all times  during  the performance  of the  Construction

Work, The  Times shall maintain, or  cause to be  maintained, the Construction

Site in a neat and  orderly condition and shall protect the  Construction Site against deterioration, loss, damage or theft.

      (f)   Site Inspections.  Subject to the provisions of Sec.9.11(b) hereof,

The Times shall permit EDC and the  Reviewing Parties, their agents, employees and/or  professional consultants to make inspections  of the Construction Site during  normal  business  hours or  otherwise  when  Construction  Work is  in progress, at reasonable times and  upon reasonable notice to The Times  and in accordance  with applicable safety standards,  (i) with respect  to EDC, as it deems  necessary  to  observe  compliance  with  and  performance  under  this

Agreement, and  (ii) with respect  to the Reviewing  Parties, as  are normally made by the City  and its agencies in the  course of a project or  projects of

similar  nature and magnitude to the Work.   Such inspection shall not require

the uncovering  of any work unless specifically requested in writing by EDC or the Reviewing Parties.  If  EDC requested the uncovering  of the work and  the

work  that  has  been  uncovered  is  determined  to   have been performed  in

accordance  with  the   Final Plans and Specifications  and the  Requirements,

EDC  shall  pay the  costs associated with  the uncovering requested  by EDC;

if  the work that  has been
uncovered is  determined to be  unacceptable because it  was not performed  in accordance  with the Final Plans  and Specifications or  the Requirements, The

Times shall pay the costs  associated with the uncovering.  EDC shall  use its good faith  efforts to cause such inspection to be  made in a manner that will

not interfere with the progress  of the Work.   A representative of The  Times

shall, if available, accompany the person or persons making such inspection on behalf of EDC or the Reviewing Parties, unless The Times elects to forego such

right.    The Times  shall  cause  a  complete  set  of the  Final  Plans  and

Specifications, as then  in effect, and shop drawings to  be maintained at the

Construction Site  or at  the Premises  for inspection  by EDC, the  Reviewing

Parties and each of their  respective employees, consultants and agents.   The

omission  or failure  of EDC  or the Reviewing  Parties or  any representative thereof to make  such inspections, to  identify any defects  or to notify  The

Times of any observable defects  or any non-compliance with the terms  of this

Agreement or the  Final Plans and Specifications, shall in  no way relieve The

Times of  its obligations under  this Agreement  or impose any  liability upon

EDC,  the Reviewing Parties, or any of their respective employees, consultants and agents.

      (g)   Completion.
            -----------
      (1)  The  Times shall notify EDC of the date the Construction Work shall

have been  Substantially Completed.   EDC  shall have  ten (10) Business  Days

after the  giving of  the  notice referred  to in  the  preceding sentence  to inspect the  Improvements and notify The Times in writing of its acceptance of

The Times's determination of Substantial Completion  or to notify The Times in writing of specific objections which it believes renders the

Construction  Work not  Substantially  Completed and  prepare the  Substantial

Completion Punch  List, if necessary, and deliver the same to The Times within

such  ten (10) Business  Day period.   The Times  shall Substantially Complete

those  items  of  the  Work,  if  any,  specified  in  EDC's   notice  as  not

Substantially Complete or otherwise in the Substantial Completion Punch List.

      (2)   After EDC's acceptance of The Times's determination of Substantial

Completion,  The Times shall cause  the Resident Engineer  or the Construction

Manager to  prepare  a Final  Punch List.    Such Final  Punch  List shall  be

prepared after inspection  of the substantially completed  Improvements by the

Reviewing  Parties  and  shall  incorporate  those  items  determined  by such

Reviewing Parties to  be necessary  for Final Completion  of the  Construction

Work.

      (3)   The  Times  shall  use  its  good faith  efforts  to  cause  Final

Completion  to  occur  as  soon  as  reasonably   possible  after  Substantial

Completion  and, to the extent reasonably achievable, shall complete all items on  the  Final Punch  List  within  ninety  (90)  days after  the  Substantial

Completion Date.



   Sec.1.2  Procurement of Bids, Services and Goods
            ---------------------------------------
      (a)(1)     If The  Times elects  to reconstruct  the Whitestone  Road as provided in Sec.1.1(a)  hereof,  The  Times  shall  enter  into a Construction

Contract or   Construction Contracts and a Design Contract or Design Contracts

independently and not as  agent of the City or EDC for  the performance of the

Construction Work in accordance with the Final

Plans and Specifications and for the performance of the Design Services, so as to facilitate the construction of the Improvements.

      (2)   Any Design  Contract  entered  into  by The  Times  in  accordance herewith  shall provide  solely  for the  performance  of Design  Services  in connection  with  the  reconstruction of  the  Whitestone  Road  and shall  be separate and apart from any  other contract entered into by The Times  for the performance of design services in connection with the Project.

      (3)   Any Construction Contract entered  into by The Times (and  any bid packages prepared  by The Times  for the bid  of the Construction  Work) shall instruct the Contractors (or bidders, as appropriate) as follows: title to the

Construction  Site  and  the Improvements  shall  be  and  vest  in the  City.

Materials  to be incorporated into the Construction Site shall, effective upon their purchase and  at all  times thereafter, constitute  the property of  the

City and upon incorporation of such materials into the Construction Site title thereto shall be and continue in the City.  In accordance therewith, purchases of  tangible personal property by  the Contractors arising  in connection with the construction  of the Improvements  are exempt from the  payment of certain sales and compensating use taxes  to the extent that such property (i) is used to alter, maintain or improve, and becomes an integral component  part of, the

Construction Site, or (ii) remains tangible personal property and is installed on the Construction Site.  This  exemption does not apply to tools, machinery,

equipment  or other  property leased by  The Times  or its  Contractors, or to supplies, materials  or other  property which are  consumed in  the course  of construction  or for any other  reason not incorporated  into the Construction

Site.

      (b)   The Times shall have the right to enter into Design Contracts with a  Person or Persons  selected by The  Times in its  sole discretion; provided however, that any such Person shall be subject to EDC's prior written approval solely as to whether such Person is a Prohibited Person.  Prior to letting any

Design Contract, The Times shall submit to EDC by hand delivery, registered or certified  mail, or national overnight courier  service, a statement as to the

Person or Persons with whom The Times intends to enter into a Design Contract.

EDC shall advise The Times, within fifteen (15) Business Days after receipt of such statement, whether any such Person or Persons is a Prohibited Person.  If

EDC fails to  so advise The Times within such fifteen (15) Business Day period as to whether  any such Person or Persons is a  Prohibited Person, such Person

shall be  deemed not to be  a Prohibited Person.   Notwithstanding anything to

the  contrary  contained herein,  once The  Times  has entered  into  a Design

Contract or  Design Contracts with a  Person or Persons based  on EDC's advice that such  Person or Persons are  not Prohibited Persons (or  EDC's failure to notify The Times  within the fifteen (15) Business Day  period described above that  such Person or  Persons are Prohibited  Persons), The Times  shall in no event be required to terminate  such Design Contract or Design  Contracts even if EDC thereafter determines that such Person or Persons were,  or had become,

Prohibited Persons  and the rights of  The Times and EDC  under this Agreement shall be  unaffected and remain in full force and  effect as if such Person or

Persons were not, or had not become, Prohibited Persons.

      (c)(1)  Prior to  letting any Construction  Contract to be entered  into directly by  The Times  or by  The Times's Construction  Manager, if  any, The

Times shall submit to EDC a
list  of proposed bidders and, to the  extent known to The Times, identify the principals of the bidders (the "Proposed Bidders List").  EDC shall advise The

Times in  writing  within fifteen  (15)  Business Days  after receipt  of  the

Proposed Bidders  List, as to which  bidders on the Proposed  Bidders List are acceptable  or unacceptable and, if any bidders are unacceptable, the specific

reasons therefor.   EDC may  also advise The  Times, within such  fifteen (15)

Business  Day Period,  of additional bidders  that it proposes  that The Times

include  on the Proposed  Bidders List.   If EDC fails to  provide such advice

within  such fifteen  (15) Business  Day  Period, all  of the  bidders on  the

Proposed  Bidders List  shall be  deemed approved.   For purposes  hereof, any

bidder  other than  a bidder  that is a  Prohibited Person  or has  received a negative contractor evaluation from EDC or  the City within the five (5) years prior to the date of the Proposed  Bidders List, shall be deemed acceptable to

EDC.  The Times shall obtain proposals from at least six (6) qualified bidders from the list of acceptable bidders and if EDC has proposed additional bidders to be included on the Proposed Bidders List as provided above,  at least three

(3)  of such six (6) qualified bidders shall be bidders proposed by EDC (or if

EDC has proposed less than three (3) bidders, then the qualified bidders shall

include all the  bidders proposed by EDC).   The Times shall submit to  EDC by

hand delivery,  registered or  certified mail,  or national  overnight courier service, a  bid summary, analysis and  statement as to which  bidder The Times intends to  select, which statement shall  be certified by The  Times and give specific reasons for The Times's preference.  The Times shall not accept a bid which is not the lowest bid without EDC's prior written approval.  EDC, in its sole discretion, may (but is not obligated to) either accept a bid which is not the lowest bid if necessary to enable The

Times to  achieve the  total W/MBE  Participation Dollar  Value and the  total

W/MBE Percentage or, in the alternative, reduce the W/MBE Participation Dollar

Value and the W/MBE Percentage in an amount equal  to the portion of the W/MBE

Participation  Dollar  Value and  the W/MBE  Percentage  that would  have been

achieved by accepting  such bid.   EDC's approval of  a bid  which is not  the

lowest bid  shall be  deemed given if  not denied  in writing within  ten (10)

Business Days of The Times's written request therefor.

      (2)   EDC  reserves  the  right,  at  any  time  prior  to  The  Times's acceptance of a bid in accordance with Sec.1.2(c)(1) above, to withdraw its prior approval of the bidder chosen in the event that EDC shall learn that the bidder shall have committed any act, or if the bidder shall become the subject of  any investigation or legal proceeding, either  or both of which would have

disqualified the  bidder  from receiving  EDC's  original approval.    Nothing

contained in Sec.1.2(c)(1) or this  Sec.1.2(c)(2) shall limit The Times's right to reject all bids in its sole discretion.

      (3)   Notwithstanding anything to the  contrary contained herein, in the event that EDC (A) does not  approve any bidder selected by The Times,  or (B)

withdraws  its  prior  approval  of  any  bidder  chosen  in  accordance  with

Sec.1.2(c)(1) above, then The Times shall have the right to revoke its election

to  reconstruct the  Whitestone Road.    Upon The  Times's  revocation of  its

election  and  reimbursement to  EDC of  the  Funding previously  disbursed as provided  in  the  foregoing  sentence,  this  Agreement shall  terminate  and thereafter neither

Party  shall have  any rights  against or  obligations to  the other  Party by reason  of this Agreement, except as otherwise  specifically set forth in this

Agreement.

      (4)   For purposes hereof, the term "Prohibited Person" shall mean:

            (i)   Any Person (A)  that is in default or in  breach, beyond any applicable  grace  period,  of  its  obligations  under  any material written agreement with EDC or Landlord, or (B) that directly  or indirectly  controls, is  controlled by,  or is under common control with a Person that is in default  or in

                  breach,  beyond  any   applicable  grace   period,  of   its

                  obligations under any material written agreement with EDC or

                  Landlord, unless, such default or breach has been  waived in writing by EDC or Landlord, as the case may be.

            (ii)  Any  Person  (A)  that  has  been  convicted in  a  criminal proceeding  for  a  felony  or  any  crime  involving  moral turpitude or that is an organized crime figure or is reputed to have  substantial business or other  affiliations with an organized crime  figure, or (B) that  directly or indirectly controls, is controlled by, or is under common control  with a Person  that has been  convicted in a  criminal proceeding for  a felony or any crime involving moral turpitude or that

                  is  an  organized   crime  figure  or  is  reputed  to  have

                  substantial business or other affiliations with an organized crime figure.

            (iii) Any government, or any Person that is directly or indirectly controlled  (rather than  only regulated)  by a  government,

                  that is finally determined to be in violation of (including,

                  but  not limited  to,  any participant  in an  international boycott in  violation of)  the Export Administration  Act of

                  1979,  as   amended,  or  any  successor   statute,  or  the

                  regulations issued  pursuant thereto, or any government that

                  is,  or   any  Person  that,  directly   or  indirectly,  is

                  controlled (rather than only regulated) by a government that is subject to the regulations or controls thereof.

            (iv)  Any government, or any  Person that, directly or indirectly,

                  is controlled (rather than  only regulated) by a government,

                  the  effects or  the activities  of which  are  regulated or controlled  pursuant  to  regulations of  the  United States

                  Treasury Department or executive  orders of the President of the United States of America issued  pursuant to the Trading with the Enemy Act of 1917, as amended.

            (v)   Any Person that is in default  in the payment to the City of

                  any  real  estate  taxes,   sewer  rents  or  water  charges

                  totalling more  than $10,000,  (or any person  that directly controls, is controlled by, or is under common  control with a Person in such default), unless such default is then being contested in good faith in accordance with the law.

            (vi)  Any  Person (A) that has owned at  any time during the three

                  (3)  years immediately preceding  a determination of whether such Person is a

                  Prohibited Person any property which, while in the ownership of  such Person,  was acquired  by the  City by  in  rem tax foreclosure, other  than a property  in which  the City  has released  or is  in the  process of  releasing  its interest pursuant to the Administrative Code of the City or (B) that,

                  directly  or indirectly  controls, is  controlled by,  or is under common control with such a Person.

      (d)   The Times shall provide EDC with  a list of all Contractors, other than suppliers,  whose Contract amount totals more  than $100,000, on the form attached  hereto as Exhibit B.  The  Times will furnish each Contractor, other than  a  supplier, whose  Contract amount  totals more  than $100,000,  with a subcontractor questionnaire in  the form attached hereto as  Exhibit C  and/or such other qualification and  background investigation form(s) as may  be used by  the City at  such time ( collectively,  "Investigation Forms") provided by

EDC to  The Times, and  shall use its  good faith efforts  to cause  each such

Contractor  to fill  out  and complete  the Investigation  Forms  in a  timely fashion but in  no event later  than the completion of  the work performed  by such Contractor pursuant to its Contract.

      (e)    All  Construction   Contracts,  in  order  to  be   eligible  for

disbursement under this Agreement, shall provide, in substance:

      (1)   that  the  Contractor  shall  obtain  and  maintain  comprehensive general liability insurance and other insurance in the amounts and in accordance with the applicable provisions set forth in Appendix

            C;

      (2)   that  neither   the  Contractor  nor  any  of   its  employees  or

            subcontractors  is or  shall be  deemed to  be an  agent, servant,

            employee or  contractor  of the  City  or EDC  by virtue  of  this

            Agreement or by  virtue of any  approval, permit, license,  grant,

            right or other  authorization given the City, EDC or  any of their respective  officers,  officials,  directors, members,  agents  or employees; and that  the Contractor shall  not commence any  legal proceeding against  the City  or EDC to  recover any  compensation which may be payable under the Construction Contract;

      (3)   that the Contractor is solely responsible for the work, direction,

            compensation  and   personal   conduct  of   its   employees   and

            subcontractors;

      (4)   that the Contractor  shall indemnify and  hold harmless the  City,

            EDC and their respective  agents, officers, directors,  officials,

            members  and  employees  from any  and  all  claims,  judgments or liabilities to  which they may  be subject  because of any  act or omission  of the  Contractor or  its respective  agents, officers,

            directors,  employees  or  subcontractors  arising out  of  or  in connection with the pertinent  Construction Contract or because of any  negligence,  fault  or  default  of  the  Contractor  or  its

            respective    agents,    employees,    officers,   directors    or

            subcontractors (as the case may be);

      (5)   that  the Contractor  shall maintain  accurate, readily  auditable records and accounts with supporting  documentation, in accordance with Accounting  Principles, of  all work performed,  and receipts and expenditures made, in
            connection with the pertinent  Construction Contract, and that the

            Contractor shall make such records  and accounts available to EDC,

            the  City and each of  their respective agents  and employees, for inspection  and  audit at  reasonable  times  and upon  reasonable written notice for  a period of six (6) years  after completion of the pertinent Construction Contract;

      (6)   provisions incorporating the requirements of Sec.6.5(a) (Compliance with Applicable Law) and Sec.9.1 (Conflict of Interests); and

      (7)   that the Contractor  represents and warrants, and  shall cause its subcontractors and material  suppliers to  represent and  warrant,

            that state and local sales tax has been excluded from the contract price,  to  the extent  applicable;  provided,  however, that  the

            Contractor and its subcontractors  and material suppliers shall be responsible  for and pay  any and all  applicable taxes, including sales  and  use  taxes,  imposed  upon  leased  tools,  machinery,

            equipment, and upon all supplies and  materials and other property which are consumed in the course of construction or  for any other reasons not incorporated into the Construction Site.

      (f)   All  Design Contracts,  in order to  be eligible  for disbursement under this Agreement, shall:

      (1)   provide,  in  substance  that  the  Consultant  shall  obtain  and maintain  comprehensive  general  liability  insurance  and  other insurance in the amounts
            and in  accordance with  the  applicable provisions  set forth  in

            Appendix C-1; and

      (2)   contain  substantially  the  same  provisions  as  the  provisions described in Sec.1.2(e)(2), (3), (4), (5) and (6) hereof.

      (g)   Any proposed changes or amendments  to a Construction Contract  or

Design  Contract  which  affect   the  provisions  to  be  included   in  such

Construction Contract pursuant to Sec.1.2(e) hereof, or the  provisions  to be included in such Design Contracts pursuant to Sec.1.2(f) hereof, shall  not be made  unless  approved  in  writing  by  EDC,  which  approval  shall  not  be unreasonably  withheld  and shall  be deemed  given  unless denied  in writing within  five  (5) Business  Days after  EDC's receipt  of The  Times's written request for such approval, and no Funding shall be disbursed in respect of any

Work affected  by any such change  or amendment unless approved  in writing or deemed approved by EDC.

      (h)   In  addition  to the  provisions required  to  be included  in the

Construction  Contracts   and   Design Contracts  pursuant  to  Sec.1.2(e) and

Sec.1.2(f)  hereof,  The  Times may include in the Construction Contracts (and the bid  packages therefor) and the Design Contracts  such other provisions as

The  Times  deems  necessary to incorporate the requirements of this Agreement

therein,  including   without limitation,  that the  Contractor or  Consultant

shall   not  receive   payment  under  its  Construction  Contract  or  Design

Contract,  as applicable, until all the  conditions for disbursement described

in   Article  4 hereof have been satisfied and  The Times has received payment of  the Funding from EDC under this Agreement.

      Sec.1.3  Liaison to EDC
               --------------
      The  Times agrees  that it  will notify  EDC, in  writing, prior  to the commencement  of any  Work, of  the  Person or  Persons on  The Times's  staff primarily responsible to communicate with EDC regarding the performance of the

Work, to be available to  the extent reasonably required by EDC  in connection with this Agreement.  The  Times further agrees to use its good  faith efforts to notify  EDC in  writing  of any  intended substitution  of  said Person  or

Persons at least five (5) days  prior to the date such substitution  will take effect but in any  event will notify EDC in writing  of any such substitutions on the day such substitution will take effect.

                            ARTICLE TWO - THE FUNDING
                            -------------------------



   Sec.2.1  Determination  of  Total  Reimbursement  Amount;  Reallocation  of
            ------------------------------------------------------------------
Funding  from  Funding Agreement  #1  to  this Agreement.    (a)   Upon  Final
- ---------------------------------------------------------
Completion  of  the Improvements,  The  Times  shall  submit  to EDC  by  hand delivery, registered or certified mail, or national overnight courier service,

a written notice (the "Final Completion Notice") stating that the Improvements have been completed in accordance with the terms of this Agreement and setting forth the total  amount of Eligible Costs incurred by  The Times in connection with the design  and construction of the  Improvements.  The  Final Completion

Notice shall be accompanied by such documents and materials, more particularly set forth in Article 4 hereof, not already submitted to EDC in accordance with

Article 4 hereof, in support of its statement of Eligible  Costs incurred (the

"Final Requisition Report").  EDC shall advise The  Times, within fifteen (15)

days  after  receipt of  the Final  Completion  Notice (the  "Final Completion

Notice  Dispute Period"), that it agrees and accepts the Times's determination of Eligible  Costs incurred or  that it disagrees  with such  determination of

Eligible Costs  incurred.  If EDC fails to  notify The Times, within the Final

Completion  Notice Dispute  Period,  of its  agreement  and acceptance  of  or disagreement  with  The Times's  determination,  such  determination shall  be deemed accepted by EDC and such  amount  shall  be  deemed  to  be  the  Total

Reimbursement Amount.   If EDC accepts The Times's  determination of the total

amount   of  Eligible  Costs  incurred  in  connection  with  the  design  and construction of the Improvements, such amount  shall be deemed to be the Total

Reimbursement  Amount.   If EDC  disagrees with  such determination,  EDC will

notify The Times in writing, within the fifteen (15) day time period specified herein, of such disagreement, specifying in a detailed manner  the reasons for such  disagreement and  what it believes  to be  the total  amount of Eligible

Costs incurred  by The Times in connection with the design and construction of the Improvements ("EDC's Disagreement  Notice").  The Times shall  advise EDC,

within fifteen (15)  days after receipt of EDC's Disagreement Notice (the "EDC

Disagreement  Notice  Dispute  Period"),  that it  agrees  and  accepts  EDC's determination  or that it  disagrees with EDC's  determination.  If  The Times accepts EDC's determination of  the total amount of Eligible Costs incurred in connection with the design  and construction of the Improvements,  such amount

shall  be  deemed to  be  the  Total Reimbursement  Amount.    If The  Times's

disagrees  with  such determination,  The Times  will  notify EDC  in writing,

within  the  EDC Disagreement  Notice  Dispute  Period,  of such  disagreement specifying  in a  detailed  manner the  reasons  for such  disagreement  ("The

Times's Disagreement  Notice").  If The  Times fails to notify  EDC within the

EDC  Disagreement Notice  Dispute Period  of its  agreement and  acceptance or disagreement  of  EDC's  determination,  such determination  shall  be  deemed accepted  by The  Times  and such  amount  shall  be deemed  to  be the  Total

Reimbursement  Amount.  Upon EDC's receipt of The Times's Disagreement Notice,

the Parties shall attempt  to arrive at a mutually acceptable determination of the amount of  the total Eligible  Costs incurred by  The Times in  connection with  the design and construction  of the Improvements,  provided however that that The  Times shall have the  right to submit to  arbitration, in accordance with the
provisions  of  Article 34  of  the  Lease, the  proper  amount  of the  Total

Reimbursement Amount, taking  into account  the terms and  conditions of  this

Agreement and the  Lease.  The determination in such  arbitration of the Total

Reimbursement Amount shall be conclusive and binding upon the parties hereto.

      (b)   Within four  (4) months  after the  Total Reimbursement  Amount is

established   in  accordance  with  Sec.2.1(a) hereof,  EDC  shall obtain such approvals and perform such acts as may be necessary to cause a portion of  the

funds allocated under Funding Agreement  #1 to  be   reallocated  under   this

Agreement.  The Times understands that the total amount of funds that shall be so reallocated shall be equal to the Total Reimbursement Amount, provided that in no event shall such amount exceed $3,750,000. The Times further understands and acknowledges that  (i) the funds to be  reallocated from Funding Agreement

#1  to  this Agreement  shall consist  solely  of such  funds  allocated under

Funding  Agreement #1  to pay  for Phase  Five Construction  (as such  term is defined in Funding  Agreement #1) and  that The Times  shall have no  right to seek the  reallocation of funds  from Funding  Agreement #1 to  this Agreement from any  other source of  funds under  Funding Agreement #1  other than  that allocated for Phase Five Construction, and (ii) once the reallocation of funds from Funding  Agreement #1 to this  Agreement occurs, The Times  shall have no further right to seek any additional reallocations.

      (c)   Notwithstanding anything  to the contrary contained  herein, in no event shall EDC be required to disburse the Funding to The Times if  the Total

Reimbursement Amount is $650,000 or less.

   Sec.2.2  Agreement  to  Fund.   (a)    Subject  to  the terms,  conditions,
            --------------------
representations  and warranties  contained in  this Agreement,  EDC agrees  to disburse to The Times, in  an amount not to exceed the Funding,  and The Times

agrees to accept the Funding, for  performance by The Times of the Work.   The

Times  agrees to  utilize  the Funding  solely in  connection  with the  Work.

Subject to  EDC's remedies upon  an Event of  Default and except  as otherwise provided herein, the Funding,  once disbursed under this Agreement,  shall not be subject to any reimbursement whatsoever to EDC.

      (b)    The  Times  acknowledges  that  neither  EDC  nor  the  City  has represented or  warranted that the Funding  will be sufficient to  pay for the

entire  cost of  the Work.   The  Times agree  that The  Times will  be solely

responsible  to the  extent that  the Eligible  Costs of  the Work  exceed the amount of the Funding for any reason.  The Times acknowledges that the Funding is not a fee or other compensation earned by or paid to The Times.



   Sec.2.3  Disbursements.  (a) The Times agrees  to accept the Funding and to
            --------------
utilize the  proceeds thereof solely in  connection with the Work.   After the

Final Completion of the Work,  disbursements shall be made by EDC to The Times as follows:

      (1)   With  respect to  Hard Costs, after  receipt by  EDC of  all items required by Sec.4.2 hereof, equal to the product of (i)  the  measurements  of the quantities of items attributable to the Construction Work (as certified by the Resident Engineer or the Construction Manager) and (ii) the unit price for each such item;

      (2)   With respect to Resident  Engineer Costs, after receipt by  EDC of all items required by Sec.4.2 hereof,  equal  to the  Resident  Engineer Costs calculated  based  on the  Resident Engineer's  fee  schedule attached  to the

Construction Contract with respect to the Resident Engineer;

      (3)   Intentionally omitted;

      (4)   With respect  to Design Costs,  after receipt by EDC  of all items required by Sec.4.2 hereof, equal to the Design Costs calculated based on  the

Consultant's fee schedule attached to the  Design Contract with respect to the

Consultant.

      (b)   Intentionally omitted.

      (c)   All disbursements shall be  made by check at the  principal office of  EDC,  or at  such other  place  within the  City of  New  York as  EDC may designate. Disbursement requests  shall be submitted  within the time  periods and in the manner provided therefor in Article 4.

      (d)   No  portion of  the Funding  shall be  advanced for  materials not incorporated into the Construction Site.

      (e)   Disbursements of the Funding shall be made by EDC  within four (4)

months  after all of the  following occurs: (1) EDC  receives from The Times a

Final Completion Notice, together with a Final Requisition Report and all such other documentation as  may be required  or reasonably requested  by EDC,  and

(ii)  the Total Reimbursement Amount shall have been established in accordance with Sec.2.1(a) hereof.

      Sec.2.4  Funding of Costs of Changes
               ---------------------------
      (a)   Notwithstanding any  provision to  the contrary contained  in this

Agreement, EDC shall  not disburse  increased Funding on  account of  Eligible

Costs covered  by changes  to the  Final  Plans and  Specifications except  as expressly provided in this Sec.2.4.  The Eligible Costs incurred in connection with all changes  made  in accordance with Sec.2.4(b) hereof shall be paid for with the Funding.

      (b)   Changes. Except as limited in this Sec.2.4, EDC shall disburse the
            --------
Funding on account of (i) each change  to the Plans and Specifications that is not a Material  Change, provided that the need for such change does not result from or  arise out  of an error  or omission on  the part  of The Times  or an

Affiliate, any  Contractor or subcontractor,  and (ii)  each Material  Change,

provided  that, subject to the provisions of Sec.2.4(c) hereof, EDC shall  not be required to disburse the Funding with respect to any  material change which

EDC, acting in its reasonable discretion, has disapproved and (y) the need for such change does not result  from or arise out of an error or  omission on the part of The Times or an Affiliate, any Contractor or subcontractor.

      (c)  Arbitration of Material Changes.  The Times shall have the right to
           --------------------------------
submit to arbitration, in accordance with the provisions of Article  34 of the

Lease and substantially  in accordance with the procedure set forth in Sec.2.1 hereof,  whether EDC has acted reasonably in disapproving any Material Change.

The  aribtration  conducted pursuant to this Sec.2.4(c)  shall  determine  the portion, if any, of such Material Change that should be included in the Total Reimbursement Amount and such determination shall be binding upon

EDC and The Times.

                                ARTICLE THREE - TERM
                                --------------------


   Sec.3.1  Term.  The term of this Agreement (the "Term") shall commence upon
            -----
the execution of this Agreement by both Parties and the unconditional delivery of  this Agreement  by  each Party  to  the other  and shall  expire  upon the

occurrence  of  any  of  the following  events:    (i)  the  date  on which  a

Certificate of  Occupancy with respect to  the Project is issued  if The Times fails to deliver to  EDC a Road Election Notice  prior to such date,  (ii) the date on which EDC receives notice from The Times, in accordance with Sec.1.1(b)

hereof,  of  The  Times's  revocation  of  its  election  to  reconstruct  the

Whitestone Road, or (iii)  if The Times has delivered  to EDC a Road  Election

Notice  and has  not  revoked such  election  and has  in  fact commenced  the

Construction Work, then upon the complete disbursement by EDC to  The Times of all amounts  payable to The  Times pursuant  to the terms  of this  Agreement,

unless  sooner terminated  by  EDC in  accordance  with this  Agreement.   All

rights,  remedies  and  liabilities  arising  prior   to  the  termination  or

expiration of the Term shall survive the date of termination or expiration, as the case may be.

                    ARTICLE FOUR - CONDITIONS FOR DISBURSEMENT
                    ------------------------------------------


   Sec.4.1   Initial Submissions by The Times.   EDC shall not be obligated to
             ---------------------------------
disburse  any of the  Funding to The  Times unless,  at any time  prior to the

Actual Road  Reconstruction  Commencement Date,  EDC shall  have received  the following documents, together with  a cover sheet (a "Completed  Cover Sheet")

listing the items submitted:

      (a)   a legal  opinion by counsel to,  or general counsel of,  The Times

            (addressed to EDC) in the form annexed hereto as Exhibit E, to the effect  that (I) this Agreement  is legal, valid  and binding upon and enforceable  against The  Times in  accordance with  its terms

            (subject,  as  to  enforceability,  to principles  of  equity  and applicable bankruptcy,  insolvency and  other  laws affecting  the rights of creditors generally),  and (II) The Times has  been duly authorized to execute and deliver this Agreement;

      (b)   a certificate,  in the  form annexed  hereto as  Exhibit F,  of an authorized officer of The  Times certifying the specimen signature of  each officer,  director or  agent of  The Times  authorized to deliver Requisition Reports under this Agreement;

      (c)   copies of  any then  executed Construction Contract(s)  and Design

            Contracts,  containing  all  the provisions  required  pursuant to

            Sec.1.2(e) and Sec.1.2(f) hereof;

      (d)   a collateral assignment by The Times to EDC of The Times's  right,

            title  and  interest  to  the Construction  Contracts  and  Design

            Contracts, which collateral
           assignment  shall be effective only  upon an Event  of Default and the termination of this Agreement; and

      (e)  as  described  in  Sec.6.12  hereof, a completed and duly executed

           W/MBE Plan in the form annexed hereto as Exhibit H.



   Sec.4.2  Documentation for Disbursements on Account of Eligible Costs.  EDC
            -------------------------------------------------------------
shall   not  be  obligated  to  disburse  the  Funding  unless  the  following conditions,  in  addition  to  the conditions described in Sec.4.1, shall have been satisfied:

      (a)   The  following  documents,   in  form  and  substance   reasonably

satisfactory to EDC, together  with a Completed Cover Sheet, shall,  except to the extent previously submitted by The Times, be delivered to EDC once a month commencing on the  Actual Road Reconstruction Commencement Date and continuing until Final Completion:

      (i)   copies  of  all  Approvals   necessary  to  lawfully  perform  the

            Construction  Work  for  which  the  Funding is  being  sought  in accordance with the Final Plans and Specifications;

      (ii)  a report executed and certified by an authorized representative of

            The Times (and addressed to EDC), setting forth: (x) the amount of funds  requested by  Contractors  and Consultants  to  be paid  in connection  with the  performance  of the  Work  for such  monthly reporting period,  (y) an  itemization of  the Eligible Costs  for which  such  payment  is sought,  and  (z) either  (I)  a  list of

            Contractors whose  work is covered  by the report,  indicating the amount
            requested with respect to each such Construction Contract, or (II)

            that  the  work  covered by  the  report  is  Design Services  and indicating  the  amount  requested  with respect  to  such  Design

            Services,  together  with  a  certification  by   such  authorized

            representative  that the  Eligible  Costs described  in accordance with (y) above have not previously  been paid by The Times to such

            Contractors or Consultants. The report shall be accompanied by the certification  described  in  Sec.6.1 hereof and copies of (I) all

            Construction Contracts and/or Design Contracts on account of which payment is  being  sought that have not been previously delivered,

            containing all the provisions required pursuant to  Sec.1.2(e) and

            Sec.1.2(f)  hereof  (or  for  Construction  Contracts  and  Design

            Contracts that have been previously delivered, a statement to that effect and  copies of any amendments thereof); (II) as applicable,

            requisitions  or  applications  for  payment  by  the  Consultant,

            Resident Engineer or  the Construction  Manager to  The Times  and

            with regard to  Design Costs, supporting bills, invoices  or other documentation reflecting such Eligible Costs; (III) as applicable,

            a  copy   of  an   "Application  and  Certificate   for  Payment",

            substantially in the forms annexed  hereto as Exhibit G, completed and executed by the Resident Engineer or the  Construction Manager

            with respect to all work performed by Contractor(s) and covered by

            The Times's  report,  together with  a statement  of the  Resident

            Engineer or  the Construction Manager addressed to EDC stating the quantities of materials
installed with  respect to the Construction  Work completed as of  the date of the report and that,  to the Resident Engineer's or the Construction Manager's

knowledge, the Construction Work performed by the Contractor(s) and covered by the report has been  performed to the Resident Engineer's  or the Construction

Manager's reasonable  satisfaction substantially in accordance  with the Final

Plans  and  Specifications;  (IV)  any  change  order  requests  made  by  the

Contractors  to The Times during the reporting  period; and (V) at the request of EDC, in connection with  each payment request other than the  first payment request  made  by Contractors,  subcontractors  and  suppliers of  The  Times,

partial releases of liens from such Contractors, subcontractors and  suppliers in respect to  Construction Work  performed under a  Construction Contract  or subcontract and for which the Eligible Costs in connection therewith that  are to be reimbursed with the Funding have been paid for by  The Times pursuant to a prior requisition (the items described in this paragraph (ii), collectively,

the "Requisition Report");

      (iii) such   additional  documents,   data  or   information  reasonably

            requested by EDC  with respect  to the Construction  Site and  the

            Work or  in support of  the Requisition Report,  including without limitation,  documents as  would customarily  be required  by City agencies engaged in projects similar in scope to the Work  such as trade payment breakdowns in support of all
            subcontractors'   requisitions   to    the   Resident    Engineer,

            Construction Manager or  General Contractor (as the  case may be),

            if any, invoices, and receipts; and

      (iv)  a  written  statement  by  DLS  certifying  that  each  Contractor performing Construction  Work has  complied with the  City's equal employment requirements  under  mayoral  Executive  Order  No.  50

            (April  25, 1980), as amended, if applicable, or evidence from The

            Times or DLS that Executive Order No. 50 or its successor does not apply, it  being understood that  such written statement  or other satisfaction by DLS for each Contractor only needs to be submitted at  the time of the  submission of the  first requisition covering such  Contractor's  work and  it  being  further understood  that,

            notwithstanding anything to the  contrary contained herein, for so long as New York State Labor Law Sec.220 or  any successor statute requires contractors  performing work on public  works projects to pay journey-level  wages to trainees, the  trainee requirements of

            Executive Order No. 50 shall not be applicable to the Construction

            Work, the  Contractors and the subcontractors  and the Contractors and  the subcontractors  shall  in no  event be  deemed  to be  in noncompliance  with Executive  Order No.  50 due  to noncompliance with such trainee requirements.

      (b)   As  of the date of the Requisition Report, (i) the representations and  warranties made in  Article Five shall  be correct and  complete and (ii)

there shall exist no unbonded public improvement lien relating to the Funding;

provided, however, that in the
event  there  exists  an unbonded  public  improvement  lien  relating to  the

Funding,  EDC shall continue  to disburse to  The Times those  portions of the

Funding  which are otherwise  payable hereunder reduced only  by the amount of such unbounded lien.



   Sec.4.3  Direction of Submissions.  All submissions to EDC pursuant to this
            -------------------------
Article Four shall be directed to EDC's Vice President for Construction.



   Sec.4.4  Failure  to Make Submissions on a Timely Basis.  Nothing contained
            -----------------------------------------------
herein  shall be construed to cause The Times to forfeit all or any portion of the Funding as  the result of (i) its failure to  make any submission required hereunder on  a timely basis,  or (ii)  its failure  to provide  EDC with  the documents described in this Article 4 (subject to the obligation  of The Times to provide all such documents to qualify for the disbursement of the Funding);

provided, however,  that if The  Times fails to  make submissions on  a timely basis or fails to make complete submissions, then EDC shall have an additional period  of time  as  may be  reasonable,  beyond the  Final Completion  Notice

Dispute  Period,  to  review  the  Final  Requisition  Report  and  the  Final

Completion Notice and advise The Times, in accordance with Sec.2.1(a)  hereof,

of its agreement  and acceptance  of,   or  disagreement  with,   The  Times's

determination of Eligible  Costs incurred  in connection with  the design  and construction of the Improvements.

                      ARTICLE FIVE - REPRESENTATIONS OF THE TIMES
                      -------------------------------------------


      To induce EDC to disburse the Funding, The Times represents and warrants as follows:



   Sec.5.1  Organization; Standing.  The Times is a corporation duly organized
            -----------------------
and validly  existing under  the laws of  the State  of New  York and has  all requisite power, authority and legal right to execute, deliver and perform its obligations under this  Agreement.  A copy of The  Times's certificate of good standing from the  Secretary of State  of the  State of New  York is  attached hereto as Appendix D, and hereby made a part hereof.



   Sec.5.2  Intentionally omitted.



   Sec.5.3   Conflict, etc. under Other Documents.  The execution and delivery
             -------------------------------------
of  this Agreement by The Times is not,  and the performance of this Agreement by The Times will not be, effectively prohibited or prevented by, or in breach of  (i) the certificate of  incorporation or by-laws of  The Times, or (ii) to the best  of The Times's knowledge,  any presently existing or  effective law,

judgment, order, writ, injunction, decree, rule or regulation of any  court or

Governmental Authority  applicable  to  The  Times, or  (iii)  any  agreement,

instrument or undertaking which is binding on The Times.

   Sec.5.4   No Litigation.   As of the  date of this  Agreement there  are no
             --------------
suits  or  proceedings  pending or,  to  the  best of  The  Times's knowledge,

threatened against The Times which would materially affect the construction of the Improvements, the  consummation of the  transactions contemplated by  this

Agreement, or  the full performance of the obligations of The Times under this

Agreement.



   Sec.5.5  Nonrecourse.   From and after  Final Completion, EDC  and the City
            ------------
shall have no  recourse against The Times  with respect to the Work.   For the

one  year period  commencing with  Final Completion,  The Times shall  have no recourse against EDC or the City, with respect to the Work.

              ARTICLE FIVE-A - REPRESENTATIONS AND WARRANTIES OF EDC
              ------------------------------------------------------


      To induce The  Times to enter into this Agreement  and perform the Work,

EDC represents and warrants as follows:



   Sec.5A.1 Organization;  Standing.   EDC   is  a not-for-profit  corporation,
            ------------------------
organized pursuant to Sec.1411 of the New York State Not-For-Profit Corporation

Laws and  has all the requisite  power, authority and  legal  right to execute,

deliver and perform its obligations under this Agreement.



   Sec.5A.2 Due  Authorization; Enforceable Obligations.   This  Agreement has
            --------------------------------------------
been duly authorized, executed and delivered by EDC and constitutes a  legally binding  obligation of EDC enforceable in accordance  with its terms.  A legal opinion by general counsel of EDC (addressed to The Times) providing that this

Agreement  is legal,  valid and  binding upon and  enforceable against  EDC in accordance with its  terms (subject,  as to enforceability,  to principles  of equity  and applicable  bankruptcy, insolvency  and  other laws  affecting the rights of  creditors generally), is attached  hereto as Appendix  E and hereby

made a part hereof.   A certificate of the  Secretary of EDC, dated as  of the

date of this Agreement, certifying to the adoption of resolutions by the Board of Directors of EDC authorizing the  execution and delivery of this  Agreement by EDC is attached hereto as Appendix F and hereby made a part hereof.

                                ARTICLE SIX
                                -----------
                                 COVENANTS
                                 ---------


   Sec.6.1   Requisitions  Update  The Times's  Representations.    The  Times
             ---------------------------------------------------
covenants that each  Requisition Report  presented to EDC  under Article  Four shall be accompanied by a completed certification, in the form attached hereto as Exhibit I.



   Sec.6.2  Compliance with Other Agreements and Law; Legal Status. During the
            -------------------------------------------------------
Term, The Times shall:

      (a)  comply with  all of the terms, conditions  and covenants now or  in the future binding upon or applicable to The Times under this Agreement;

      (b)   do all  things necessary to  maintain and keep  in full  force and effect its existence, rights and privileges under the laws of the State of New

York; and

      (c)   comply with, and do  all things reasonably necessary  to cause the

Work to  be performed in  compliance with all  Requirements applicable  to the

Work and/or the Construction Site.



   Sec.6.3   Maintenance of and  Compliance with Insurance  Requirements.  The
             ------------------------------------------------------------
Times  shall maintain  or  cause  to  be  maintained  the  insurance  coverage

described in Appendix  C and Appendix  C-1 attached hereto.   The Times  shall

comply with all of the applicable
provisions of  such insurance policies.  Nothing contained in this Sec.6.3  is intended to confer any rights upon any third party.



   Sec.6.4  Maintenance of Office.   The Times will maintain an  office in the
            ----------------------
City of New York where notices with respect to this Agreement may be delivered to it and inspections and audits in accordance with Sec.6.7 may be conducted.



   Sec.6.5  Compliance with Applicable Law.  (a)   The Times shall include, or
            -------------------------------
cause  to be  included,  the following  requirements,  as applicable,  in  all

Construction Contracts and all  Design Contracts, and shall require,  or cause to be required, all subcontracts with respect to the Construction Work and the

Design  Services to include the  same requirements, so  that the Contractor(s)

and  any subcontractors  and the  Consultant(s) and  any  subconsultants shall agree, in substance:

            (i)   to comply with (1) the applicable provisions of City and New

            York State equal employment and affirmative action laws applicable to construction contractors and non-construction contractors which are annexed  to and made  a part of  this Agreement as  Appendix G

            (consisting of  "Construction Contract Rider"  pursuant to mayoral

            Executive  Order  No.  50,  provided,  however  that  the  trainee requirements  set forth therein shall be  inapplicable for so long as New York  State  Labor  Law  Sec. 220  or any successor statute requires  contractors  performing work on public works projects to pay journey-level wages to
            trainees), and the filing  of any required construction employment reports  with the  City's Bureau  of Labor  Services on  the forms annexed  hereto  as  Appendix  H; (2)  New  York  State  Labor Law

            Sec.220e,  and (3) City Administrative Code Sec.6-108;

            (ii)   to comply with  the applicable  provisions of the  New York

            City Noise Control Code (Administrative Code Sec.24-216, as amended,

            and related regulations); and

            (iii)  to pay no less  than prevailing wage rates and supplemental benefits  to laborers, workers and mechanics pursuant to Sec.220(3)

            of the New York State Labor  Law in  accordance with  the currently scheduled rates, as amended from time to time.

      (b)   The Times shall use its good faith efforts to promptly, diligently and  continuously enforce the full and faithful performance by the Contractors and Consultants with  whom The  Times enters into  Construction Contracts  and

Design  Contracts hereof  with the provisions of law referred to in Sec.6.5(a)

hereof, and shall  use its good  faith efforts to  cause such Contractors  and

Consultants to  enforce such  compliance by the  subcontractors and  materials suppliers hired by such  Contractors in connection with the  Construction Work and by  the subconsultants hired  by such  Consultants in connection  with the

Design Services.



   Sec.6.6  Assignment.  Without EDC's prior  written consent, The Times shall
            -----------
not assign this Agreement except  that The Times may assign this  Agreement to an Affiliate without

EDC's  prior written  consent, provided  that such  Affiliate assumes  all the rights  and obligations of  The Times under  this Agreement, and  that all the representations,  warranties and covenants made by The Times in this Agreement shall be similarly made by such Affiliate, and further provided that the Times provides  to EDC  a copy  of the  executed written  agreement evidencing  such assignment and assumption.



   Sec.6.7   Maintenance of Records.   The Times agrees to  maintain accurate,
             -----------------------
readily auditable records  and accounts with supporting  documentation, of (i)

all  of the costs related to the  design and construction of the Improvements,

(ii) all of its receipts  and expenditures in connection with the  Funding and with the Work, and (iii) all financial accounts and transactions maintained or

undertaken  in connection  with this  Agreement.   The Times  shall  make such

records  available for inspection  and audit at The  Times's place of business within  New  York City  by  EDC and  the  City at  reasonable  times and  upon reasonable advance notice.  All such  records and accounts shall be maintained for a period of six years after termination of this Agreement.  The provisions of this Sec.6.7 shall survive  the expiration  or  earlier termination of this

Agreement.



   Sec.6.8  Intentionally omitted.



   Sec.6.9   Due Application of Funding Proceeds.  The Times shall receive and
             ------------------------------------
hold the proceeds of the Funding (including any insurance proceeds arising out of any casualty
affecting  property purchased with the Funding) as  a trust fund to be applied exclusively  for the payment of Eligible Costs  (or reimbursement to The Times for  the payment  of Eligible  Costs)  in accordance  with the  terms of  this

Agreement and shall not use any part of the same for any other purpose.



   Sec.6.10  Defects; Non-Conforming Work.  The disbursement of any portion of
             -----------------------------
the Funding  shall not  constitute a waiver  of any  default by  The Times  on account of defective construction work in performance of the Work or deviation

from the  Final Plans  and Specifications.   No part of  the Funding  shall be

disbursed  for the  correction of  such non-conforming  work unless  such non-

conforming work  was  the result  of  a deviation  from  the Final  Plans  and

Specifications  necessitated  due  to  unexpected  field  conditions  and  was performed  in accordance  with good  construction practices  and  EDC approved

(which  approval shall not be  unreasonably withheld or  delayed), in writing,

the performance of such work.



   Sec.6.11 Participation by Women and Minority Owned Businesses
            ----------------------------------------------------
      (a)   EDC is committed to  maximizing meaningful participation by women-

owned business  enterprises ("WBEs") and  minority-owned business  enterprises

("MBEs")  (WBEs and  MBEs  collectively  referred   to  as  "W/MBEs")  in  its

contracting opportunities.  Based on its  review of the scope of the  Work and the lists of certified W/MBEs maintained by the interested government entities identified below, EDC estimates that a total aggregate

W/MBE percentage of twenty-five percent (25%) can be attained by The Times for the  Work.  Accordingly, prior to receipt  of any disbursements hereunder, The

Times shall  complete a utilization  plan (the "W/MBE  Plan"), in the  form of

Exhibit  H attached hereto, describing  The Times's plan  for participation of

W/MBEs in the Work.

      (b)   In order to be considered W/MBEs for purposes of  inclusion in the

W/MBE Plan  submitted by The Times, the WBEs and  MBEs identified in the W/MBE

Plan must  have received certification, as WBEs and/or MBEs, from the New York

City  Department  of Business  Services ("DBS").    Businesses that  have been

certified as being women or minority owned by the New York State Department of

Economic Development or  the Port Authority of New York and  New Jersey may be

eligible to receive expedited certification from DBS, after completing the DBS

"Expedited Certification  Affidavit"  in  the form  of  Exhibit  H-1  attached

hereto.   Each of  these entities maintain current  lists of certified W/MBEs;

The Times is encouraged to contact these entities in order to obtain copies of their current lists  of certified W/MBEs who may be  qualified to participate,

either as  Contractors, subcontractors  or materials suppliers,  in the  Work.

Together  with  submission  of   the  W/MBE  Plan,  The  Times   shall  submit

verification acceptable to EDC showing that all W/MBEs named in the W/MBE Plan are certified  as WBEs and/or MBEs by  DBS prior to the  award of the contract with respect to such Contractor, subcontractor or material supplier.

      (c)   The Times should use  the W/MBE Plan to identify  potential W/MBEs that The Times, the Resident Engineer, the Construction Manager or the General

Contractor
intends  to employ as Contractors, subcontractors or materials suppliers.  The

W/MBE  Plan requires  the  identification of  the  specific trade  and/or  the specific material to be supplied by such W/MBEs.  The W/MBE Plan requires that the level of participation by W/MBEs be described  based on (i) a dollar value estimate of participation by W/MBEs  (the "W/MBE Participation Dollar  Value")

and (ii) the percentage of the total Funding that will be  passed on to W/MBEs

(the "W/MBE Percentage").

      (d)   The Times shall  not be  required to utilize  the specific  W/MBEs listed in  the W/MBE Plan  and substitutions may  be made; however,  The Times shall  provide for the participation of W/MBEs in the Work at a level equal to or greater than the  total aggregate W/MBE Participation Dollar Value  and the total aggregate W/MBE Percentage as each are set forth in the W/MBE Plan.  The

W/MBE  Participation Dollar  Value and  the W/MBE  Percentage recorded  on the

W/MBE  Plan are a part  of this Agreement.  The  Times cannot reduce the W/MBE

Participation Dollar Value or the W/MBE Percentage.

      (e)   If The Times  breaches the  foregoing obligation  relating to  the participation of  W/MBEs in the Work,  then, as its sole  and exclusive remedy against  The Times  with respect  to  such breach,  EDC shall  be entitled  to withhold from disbursement to The Times a portion of the Funding in the amount equal to  the difference between (i) the  W/MBE Participation Dollar Value set forth in the  W/MBE Plan and (ii) the actual  W/MBE Participation Dollar Value achieved by, and in fact paid to participating W/MBEs by or on behalf  of, The

Times in respect of the completed Work. No portion whatsoever of any of the Funding that is withheld pursuant to this Sec.6.11(e) shall be charged to the account of any W/MBEs employed in respect of the Work.

      (f)   The  Times  may  substitute   other  certified  W/MBEs  for  those

identified in the W/MBE  Plan, but all W/MBEs  must be approved by  EDC (which approval  shall not be unreasonably withheld) before being employed, either as

Contractors, subcontractors,  or as  materials suppliers,  in  respect of  the

Work.   The Times  may also add  additional W/MBEs to  the W/MBE Plan provided that neither the  W/MBE Participation  Dollar Value nor  the W/MBE  Percentage

falls below that identified in the W/MBE Plan.



   Sec.6.12  No Liens.   (a)  Without EDC's  prior written consent, The  Times
             ---------
shall not create,  permit or suffer to exist  any mortgage, encumbrance, lien,

security interest, claim or charge against the Construction Site.

      (b)   The Times will cause  the Improvements to be constructed  free and clear  of liens of mechanics, material persons and suppliers, including public improvement  liens, or claims for any such  liens subject to The Times's right to  cause any such lien to  be removed or bonded within  sixty (60) days after the placement of such lien.  The costs of  removing or bonding such lien shall be paid by  The Times except  if such lien  was placed solely  as a result  of

EDC's  failure to disburse  to The Times  the Funding in  accordance with this

Agreement, in which case EDC  shall pay for the  costs of removing or  bonding such lien.



   Sec.6.13  Intentionally omitted.

   Sec.6.14  Intentionally omitted.



   Sec.6.15  Intentionally omitted.



   Sec.6.16   MacBride Principles.  The  Times hereby agrees that with respect
              --------------------
to  any  Construction  Contract  entered  into  for  the  performance  of  the

Construction Work and with respect to any Design Contract entered into for the performance  of  the Design  Services,  The Times  shall  (i) include  in such

Construction  Contract and  Design Contract the  requirements of  the MacBride

Principles Rider, attached  hereto as Appendix J,  and shall (ii) require  its

Contractors and  Consultants  (A)  to  comply with  applicable  covenants  and representations set forth in Appendix J, and (B) to cause,  as applicable, its

contractors,   subcontractors,   and   materials   suppliers   performing  the

Construction Work  and its subconsultants  performing the Design  Services, to also comply with the requirements of  Appendix J.  Notwithstanding anything to the contrary contained herein, the provisions of this Sec.6.16 shall not apply

to  any   contractor,    subcontractor,  materials   supplier,  consultant  or

subconsultant with  respect  to  which  there  is  not    another  contractor,

subcontractor, materials supplier, consultant or subconsultant to perform work or supply materials of comparable quality at a comparable price.



   Sec.6.17  No  Waiver of Compliance.  The disbursement by EDC of any portion
             -------------------------
of  the Funding to The Times  shall not constitute a waiver  of EDC's right to require compliance
with any of the covenants contained in this Article Six or otherwise contained in this Agreement.

                      ARTICLE SEVEN - DEFAULT AND TERMINATION
                      ---------------------------------------


   Sec.7.1   Events of Default.   An "Event of Default" shall  exist if any of
             ------------------
the following shall have occurred:

      (a)  if  The Times shall have  applied the Funding  in violation of  the covenant set forth in Sec.6.9 and such misapplication was not corrected within ten (10) Business Days after receipt of written notice thereof; or

      (b)  if  The Times fails to duly observe or  perform any of the material covenants and agreements contained in this Agreement (other than the covenants contained  in Sec.6.9)  and if such failure continues for twenty (20) Business

Days after receipt of written  notice to The  Times  by  EDC  specifying  with particularity  such material default and requiring such material default to be remedied;  provided, however, that if because of  Unavoidable Delays or if the nature of the default  is such that The Times cannot reasonably be expected to cure the same within  such period, then such material default shall  not be an

Event of Default  if, within such period (subject to  Unavoidable Delays), The

Times commences  in good faith to  cure such material default  and (subject to

Unavoidable Delays) diligently prosecutes such cure to completion; or

      (c)  if an  "Event of Default"  (as defined in  the Lease) has  occurred under the Lease and EDC has taken action to terminate the Lease  in accordance with the terms thereof; or

      (d)  if there  is any cessation of the Construction  Work for any period in excess  of ninety (90) successive  calendar days after the  date upon which the Construction Work shall
commence, unless the cessation of the Construction Work shall have been caused by  Unavoidable Delays  and  construction  or construction-related  activities shall  have resumed promptly  after the cause  of the  Unavoidable Delay shall have  been removed and shall  be diligently pursued  (it being understood that during any  such cessation of the Construction Work, EDC shall have the right,

upon  three (3)  days prior  written notice  to The Times,  to enter  upon the

Construction  Site for the purpose of protecting the Construction Site against deterioration,  loss,  damage  or  theft  if  the  Contractor  or  Contractors required, pursuant to its respective Construction Contract(s), to provide such services has ceased providing the services); or

      (e)   if any representation or  warranty by The Times  contained in this

Agreement  shall  be  materially  false  when  made  or  reaffirmed  and  such materially false  representation or warranty materially  adversely affects The

Times's  ability  to  enter  into  this  Agreement  and perform  the  Work  in accordance with the terms hereof.



   Sec.7.2  Default Remedies; Exculpation.
            ------------------------------
      (a)  Upon an  Event of  Default, EDC  may exercise  any right  or remedy permitted to it by law, in equity, or under this Agreement, including, without limitation,  the right  to obtain restitution  of any  portion of  the Funding which is applied by The Times, The Times's employees, agents or contractors in violation of Sec.6.9, with interest from the date of EDC's disbursement at the

Late Charge Rate.  Without  limiting the generality of the foregoing,  upon an

Event  of  Default, EDC  shall  have  the right  to  elect  to terminate  this

Agreement

(reserving, however, all remedies  provided in this Article Seven  or existing otherwise) or to make  no further disbursements until such default is remedied or determined not to be an Event of Default.

      (b)   Subject to  the provisions  of  Sec.7.2(c) and Sec.9.11(a) hereof,

the liability of The Times and its Affiliates under this Agreement for damages or otherwise shall be limited to (i) any sums advanced hereunder to The  Times but not  heretofore expended by it, (ii) the proceeds (to the  extent actually received by The Times) of  any insurance policies covering or relating  to the

Work or the Construction Site, (iii) the obligations of The Times set forth in

Sec.5.7,  and  (iv)  the  third  party guarantees set forth in Sec.5.7 for the period prior to their assignment to EDC. In no event shall  EDC  look  to  the property or assets of any of the individuals who are the  directors, officers,

employees,  shareholders, agents or servants of The  Times, and no property or assets of any of  the aforesaid Persons shall be subject to levy, execution or other enforcement  procedure for the  satisfaction of The  Times's obligations under this Agreement,  except in the event such individual  has misapplied the

Funding as described in Sec.7.2(c) below and  then only to  the extent of  the actual  dollar  amount  that  such  individual  has  misapplied  the  Funding;

provided,  however, that  if  such  misapplication  was  the  result  of  such individual's fraudulent conduct,  such individual's liability shall  be as set forth in Sec.7.2(c)(i) below.  Except as specifically set forth herein,  in no event  shall The Times Indemnitees  be liable for  consequential damages under this Agreement.

      (c)(i)   Each of the individuals described in Sec.7.2(b)  above shall be personally liable  (as distinguished from  collective liability), to  the full extent provided by law, in equity, and by this Agreement if  any such relevant individual  shall  have  applied the  Funding  in  violation  of the  covenant contained  in  Sec.6.9  of  this  Agreement  and  such  misapplication was not corrected within ten (10) Business Days of notice thereof; provided,  however,

that such liability shall be limited to the  actual  dollar  amount   that was

misapplied unless the misapplication was the result  of fraudulent conduct, in which case such liability shall not be limited as provided above.

      (ii)  The  Times shall be liable to the  full extent provided by law, in equity, and by  this Agreement if The Times shall have  applied the Funding in violation  of  the  covenant contained in Sec.6.9 of  this Agreement  and such misapplication  was  not corrected  within ten  (10)  Business Days  of notice thereof; provided, however, that such liability shall be limited to the actual dollar  amount that was misapplied unless the misapplication was the result of fraudulent  conduct on  the part  of The  Times as  opposed to  the fraudulent conduct  of an individual not authorized by The Times to act in such a manner,

in which case such liability shall not be limited as provided above.

      (d)   No course of dealing on the part of EDC or any failure on the part of  EDC to  exercise any  right shall  operate as  a waiver  of such  right or

otherwise  prejudice EDC's  remedies.   No right  or remedy conferred  upon or

reserved to  EDC is  intended to be  exclusive of any  other right  or remedy.

Every right  and remedy shall, to  the extent permitted by  law, be cumulative and in addition to every other right and remedy contained in this Agreement or existing at any time at law or in equity, or otherwise,

and may be exercised  from time to time and as often and  in such order as EDC

may deem  appropriate.   The  exercise of  any right  or remedy  shall not  be

construed as an election or  a waiver of any other right or remedy.   No delay

or omission  of EDC in exercising any right  or remedy occurring upon an Event of Default shall impair any such right or remedy or constitute  a waiver of or acquiescence in such Event of Default.

      (e)   The provisions of this Sec.7.2  shall  survive  the expiration  or termination of the Term.



   Sec.7.3  Termination.    If, upon  the occurrence  of  an Event  of Default
            ------------
described in  Sec.7.1(a), (b), (d) or (e) above, EDC  elects to terminate this

Agreement, or for  any other  reason provided for  under this Agreement,  this

Agreement is terminated, EDC agrees  that, provided that the Lease remains  in full  force and effect  and no  "Event of Default"  (as defined  in the Lease)

shall have  occurred and be  continuing thereunder,  EDC shall have  the right

(but shall not be obligated) to undertake the reconstruction of the Whitestone

Road  in  accordance  with  the  Final  Plans  and  Specifications  with  such reasonable changes  therein as EDC may from time to time and in its reasonable

discretion,  deem  appropriate;   provided  that,  in  no   event  shall  such

discretionary  changes   (i.e.  changes  which   are  not   required  by   the

Requirements,  field conditions  or other  unexpected conditions,  or  are not necessitated  by reason  of The  Times's default  under this  Agreement) cause

"Substantial Completion" (as such term is defined in the Lease) of the Project to be delayed by virtue
of  the inability  to obtain a  Certificate of  Occupancy with  respect to the

Project.   In such circumstances,  EDC shall have the right  (but shall not be obligated) to assume any Construction Contract or any  Design Contract made by or on behalf of The Times in any way relating to the Work and to take over and use all  or any part or parts of  the labor, materials, supplies and equipment contracted  for, by,  or on  behalf of  The Times,  whether or  not previously

incorporated  into the  Construction  Site,  all  in  EDC's  discretion.    To

effectuate the  provisions of  this paragraph, The  Times hereby  collaterally assigns to EDC all such Construction Contracts and all such  Design Contracts,

whether presently  existing or  made in the  future, as more  particularly set forth in Sec.4.1(d) hereof,  and,  if  EDC exercises  its  rights  under  such collateral assignment, EDC shall assume all of the obligations and liabilities

of  The Times  under such  Construction Contracts  and Design  Contracts.   In

connection with any demolition  or construction undertaken by EDC  pursuant to the  provisions of this Sec.7.3, EDC  may  (i)  engage builders,  contractors,

architects,  engineers  and  others  for  the  purpose  of  furnishing  labor,

materials and equipment, (ii)  reasonably pay, settle or compromise  all bills or claims which may become liens  against the Construction Site, or which have been or may be properly incurred, or for the discharge  of liens, encumbrances or defects in  the title of the Construction  Site, and (iii) take  such other reasonable action  (including  the  employment  of watchmen)  to  protect  the

Construction  Site.    Any  costs  incurred  by EDC  in  connection  with  the

performance of the above-described work  which are in excess of the  amount of the Funding and which are necessitated  as a result of the earlier termination of this Agreement by reason of The Times's default or The Times's failure to perform its obligations with respect to the construction of the

Improvements  in  accordance  with this  Agreement  and  the  Final Plans  and

Specifications shall be paid by The Times.  The provisions of this Sec.7.3 shall survive the expiration or termination of the Term.

                         ARTICLE EIGHT - NOTICES
                         -----------------------



   Sec.8.1  Notices.  All notices under this Agreement shall be in writing and
            --------
shall be deemed to have been sufficiently given  or served for all purposes as of the date  when sent by hand, or by a national overnight courier service, or by  certified or registered mail,  return receipt requested,  and addressed as follows (or to such other  addresses as may from time to time be designated by

EDC  or The Times  by notice  delivered to the  other in accordance  with this

Sec.8.1):

            (i)   if to EDC:

                  New York City Economic Development Corporation
                  110 William Street
                  New York, N.Y.  10038
                  Attention:  President

                  with a copy via ordinary mail to General Counsel, at the same address and to:

                  New York City Law Department
                  100 Church Street
                  New York, New York  10007
                  Attention:  Chief, Economic Development Division;

            (ii)  if to The Times:

                  The New York Times Company
                  229 West 43rd Street
                  New York, New York  10036
                  Attention:  Solomon B. Watson, IV, Esq.
                              General Counsel
                  with a copy via ordinary mail to David Thurm, Executive Director of Project Development, at the same address, and with a copy in the same manner sent to The Times to:

                  Bachner, Tally, Polevoy & Misher
                  380 Madison Avenue
                  New York, New York  10017
                  Attention:  Martin Polevoy, Esq.


   Sec.8.2  Disbursement Submissions.   All Requisitions and other submissions
            -------------------------
for  disbursements  required  to be  made  pursuant  to Article  Four  of this

Agreement shall be addressed as directed in Sec.4.3 hereof.

                      ARTICLE NINE - GENERAL CONDITIONS
                      ---------------------------------
                                 AND COVENANTS
                                 -------------


      The  following  terms,  covenants  and conditions  shall  be  applicable throughout the Term:



   Sec.9.1  Conflict of Interests.   No member, officer, director  or employee
            ----------------------
of EDC or the City,  or their designees, consultants  or agents; no member  of the  governing body  of  the City  and  no  public official  of  the City  who exercises or exercised any  functions or responsibilities with respect  to the subject matter of this Agreement during his/her tenure, if known to The Times,

shall have any  interest, direct or indirect, in  any contract or subcontract,

or the proceeds thereof, for work to  be performed in connection with the Work or in  any  activity or  benefit  arising out  of or  in  connection with  the performance  of the Work.  Upon receiving actual notice or knowledge of any of the circumstances specified in the preceding sentence, The Times shall deliver notice  to  EDC  of  the  circumstances  and  immediately shall use good faith efforts  to cause  the Persons  affected  to terminate  their interest  in the

prohibited  contract  or  property.   The  Times  shall  require the  Resident

Engineer, Construction Manager,  Owner's Representative or General  Contractor

(as the case may be) and the Contractors, subcontractors, materials suppliers,

Consultants and subconsultants to  make appropriate representations in writing that they, their employees and principals do not have any conflict of interest

prohibited  under  this  Sec.9.1,  and  to  covenant  to   use    good   faith
efforts  to  cause the  prohibited  persons  to  terminate  their  interest in the relevant contract or property upon demand by The Times.



   Sec.9.2   No  Liability of  Individuals.   No officer,  employee, director,
             ------------------------------
member, agent or other person authorized to  act on behalf of EDC or the  City shall have any  personal liability  in connection with  this Agreement or  any default by EDC or the City.



   Sec.9.3  Anti-Boycott Provisions.
            ------------------------
      (a)   The Times  agrees that it  is not now participating,  nor shall it participate  during the Term, in  an international boycott in violation of the provisions  of the  Export  Administration Act  of 1979,  as  amended, or  the regulations promulgated thereunder.

      (b)   Upon the  final determination by  the United States  Department of

Commerce or  any other  agency of the  United States as  to conviction  of The

Times  for participation  in  an international  boycott  in violation  of  the provisions  of  the Export  Administration Act  of  1979, as  amended,  or the regulations  promulgated thereunder, EDC may, at its option, declare a default under this  Agreement  (which default  is  subject to  cure  by The  Times  in accordance with the terms of this Agreement).

      (c)   The  Times  shall  comply  in  all respects with the provisions of

Sec.6-114   of  the   Administrative  Code   of  the  City and  the rules  and

regulations issued by the Comptroller of the City thereunder.

     Sec.9.4 Governing Law. The provisions of this Agreement shall be governed
             -------------
and interpreted in accordance with the law of the State of New York.



   Sec.9.5  Liability  of EDC.   (a)  Subject to the provisions of Sec.9.11(b)
            ------------------
hereof, EDC shall not be liable for consequential damages under this Agreement to  The  Times or  to  any other  Person  in  any matter  arising  out of  the construction of the Improvements.

      (b)  Notwithstanding  any provision  to the contrary  contained in  this

Agreement, if (i) EDC defaults in the disbursement of the Funding for which it is  obligated, pursuant  to the terms  of this  Agreement, to  disburse to The

Times and fails  to cure such default within thirty (30)  days after The Times delivers notice  (the "EDC Default Notice")  to EDC of such  default, (ii) the

Funding shall not be  made available to EDC by  the City, in whole or  in part for  any reason, then, for  each dollar of Funding not  so disbursed by EDC or made available to EDC  by the City, The Times  shall have the right  to offset against future Rental (other than Impositions) due under the Lease and against

College Point Improvement Fund Payments due under the Lease an amount equal to the Funding not  so disbursed by EDC  until such time  as EDC recommences  the

disbursement of the Funding.   The Times  agrees that the  right to on  offset

against Rental (other than Impositions)  and against College Point Improvement

Fund Payments as  hereinabove described is The Times's sole remedy against EDC arising out of the failure of EDC to receive the Funding from the City and The

Times shall not commence any action  or proceeding against EDC as a result  of such failure, except as otherwise provided in this Agreement.

      (c)   In  the event  that EDC  (i)  defaults in  the performance  of any obligation  on  EDC's part  to perform  under  this Agreement  other  than the disbursement of  the  Funding or  (ii)  defaults in  the disbursement  of  the

Funding and continues to  be in default thereof  after the receipt of  the EDC

Default Notice  and expiration  of the  thirty (30)  day cure  period provided therein, then The  Times shall have  all of its  rights at  law and in  equity against EDC.

      (d)   Except as otherwise provided  in this Agreement; (i) no  course of dealing on the part of The  Times or any failure on  the part of The Times  to exercise any  right shall  operate  as a  waiver of  such  right or  otherwise prejudice The Times's  remedies, (ii)  no right  or remedy  conferred upon  or reserved  to The  Times  is intended  to be  exclusive of  any other  right or remedy, (iii) every right and remedy shall, to the extent permitted by law, be cumulative and in addition to  every other right and remedy contained  in this

Agreement or existing  at any time at law or in  equity, or otherwise, and may be exercised from time to time and as often and in such order as The Times may deem appropriate, and (iv)  the exercise of any  right or remedy shall  not be construed as an  election or a waiver of any other  right or remedy.  No delay or  omission of  The Times in  exercising any  right or  remedy occurring upon

EDC's failure  to disburse the Funding in accordance with this Agreement or to otherwise  perform  its  obligations in  accordance  with  the  terms of  this

Agreement shall impair any  such right or remedy or constitute  a waiver of or acquiescence in any such failure.

   Sec.9.6    Amendments.  This  Agreement  may  not be  amended,   waived  or
              -----------
terminated orally,  but only by an  instrument in writing signed  by the party against whom enforcement of the amendment, waiver or termination is sought.



   Sec.9.7  Successors and Assigns.  The provisions of this Agreement shall be
            -----------------------
binding upon and  shall inure to  the benefit of EDC  and The Times  and their respective successors and permitted assigns.



   Sec.9.8  Assignment  of Funds.  Except as specifically provided in Sec.10.1
            ---------------------
hereof, The Times acknowledges that the City capital budget dollars which form the Funding are not and shall not be  deemed to be an assignment of any  funds

received  by EDC  from the City.   The Times  confirms that its  rights to the

Funding arise exclusively under this Agreement.



   Sec.9.9   Counterparts.   This  Agreement may  be executed  in one  or more
             -------------
counterparts which, when  taken together,  shall constitute one  and the  same document.



   Sec.9.10   Interpretation.   The  provisions of  the Lease  incorporated by
              ---------------
reference  into this Agreement are intended to supplement the other provisions of this Agreement.  In the event of any  conflict between the Lease provisions and the other provisions of this Agreement, the provisions of  the Lease shall control.

   Sec.9.11 Indemnity.   (a)  In this Sec.9.11(a), EDC and the City, and their
            ----------
respective departments,  offices, officers, members, directors,  employees and agents shall collectively  be referred to as "the Public  Parties".  The Times shall defend, indemnify and hold harmless the Public Parties, from and against any  and all claims, damages (including consequential damages awarded to third parties against  the Public  Parties), judgments,  liabilities  and causes  of action whatsoever  to which  they may be  subject arising  out of the  acts or omissions  of The Times, its Contractors, subcontractors, agents, employees or material suppliers, Consultants  and subconsultants, and any  and all Persons,

in connection with the performance of the Work, or because  of any negligence,

fault  or default  of The  Times, its  agents, employees,  material suppliers,

subcontractors  or subconsultants.  The  obligation of The  Times to indemnify and hold harmless the  Public Parties shall include but not  be limited to the payment  of any and  all costs and  reasonable legal  fees as may  be actually incurred by the  Public Parties.  The termination of  this Agreement shall not release The Times from any liability to the Public Parties arising  out of any act or omission of The Times in connection with this Agreement.

      (b)   In this 9.11(b),  The Times and its  officers, members, directors,

employees  and  agents  shall  collectively  be  referred  to  as  "The  Times

Indemnitees".  EDC  shall indemnify  and hold harmless  The Times  Indemnitees from  and against any and all claims, damages (including consequential damages

awarded  to   third  parties   against  The  Times   Indemnitees),  judgments,

liabilities and  causes of action whatsoever  to which they may  be subject to the  extent caused as a result  of the negligence or misconduct  of EDC or its agents or
professional  consultants arising out  of or in  connection with EDC's  or its agents' or professional  consultants' inspections of the  Construction Site or uncovering of work in accordance with Sec.1.1(e) hereof. The obligation of EDC to indemnify  and  hold  harmless  The  Times  Indemnitees  pursuant  to  this

Sec.9.11(b) shall include,  but not be  limited to, the payment of any and all

costs and reasonable legal  fees  as  may  be   actually incurred by The Times

Indemnitees in connection  with any such claim, damage, judgment, liability or causes of action. The termination of this Agreement shall not release EDC from any liability to The Times Indemnitees described in this Sec.9.11(b).



   Sec.9.12    No  Agency.    Neither The  Times  nor  any  of  its employees,
               -----------
Contractors  or subcontractors, Consultants or subconsultants  is, shall be or shall represent that he, she or it is an  agent, servant or employee of EDC or the City  by virtue of this  Agreement or by  virtue of any  approval, permit,

license, grant, right or authorization given by the EDC or the City or  any of

their officers,  agents or employees.   The Times shall be  solely responsible

for  the work, direction, compensation  and personal conduct  of its officers,

agents, employees, subcontractors and subconsultants.



   Sec.9.13 Venue
            -----
      (a)  Any and all claims asserted by or against EDC or by or  against The

Times  arising  under this  Agreement  or related  hereto shall  be  heard and determined  either in  the  courts of  the  United States  ("Federal  Courts")

located in the City or in the courts of the

State of New  York ("New York State Courts") located in  the City of New York.

To  effect  this agreement  and intent,  EDC and  The  Times agree  and, where appropriate,  shall  require  each  Contractor  and  Consultant  to agree,  as follows:

                  (i)   If either Party initiates any action against the other

            Party in  Federal Court or  in New  York State Court, service  of process  may be  made  on  The  Times  either  in  person,  or  by registered or certified mail  (return receipt requested) addressed to the office  of the General Counsel of The  Times at the address set forth  in Article  Eight of this  Agreement, or to  such other address as The Times may provide to EDC in writing, and service of process may be  made on EDC, either in person  or by registered or certified mail (return  receipt requested) addressed to EDC at its address  as set forth  in Article Eight  of this  Agreement, or to such other address as EDC may provide to The Times in writing.

                  (ii)  With  respect to any action between EDC  and The Times in  New  York  State Court, each Party hereby expressly waives and relinquishes any rights  it might  otherwise have (A)  to move  to dismiss  on  grounds of  forum non  conveniens,  (B) to  remove to
                                     ----- ---  ----------
            Federal Court wholly outside New York  City, and (C) to move for a change of venue to New York State Court outside New York City.

                  (iii)  With respect to any  action between EDC and The Times in  Federal Court located in  New York City,  each Party expressly waives  and
            relinquishes  any  right  it  might   otherwise   have   to   move

            to transfer  the action to a Federal Court outside the City of New

            York.

                  (iv)  If either Party commences any action against the other

            Party in a  court located other than in the City  and State of New

            York, then, upon  request of the Party against  whom the action is brought, the Party bringing  the action shall either consent  to a transfer  of  the  action  to a  court  of  competent jurisdiction located in the City  and State of New York or, if  the court where the  action is initially brought  will not or  cannot transfer the action, then  to dismiss  such action without  prejudice, and  may

            thereafter  reinstitute  the  action   in  a  court  of  competent

            jurisdiction in New York City.



   Sec.9.14.  Investigations; Cooperation.
              ----------------------------
      (a)   Definitions.  As used in this Sec.9.14:
            ------------
            (i)   "Investigation"  shall  mean  any  investigation,  audit  or inquiry conducted by the  Department of Investigation with respect to the  obtaining and/or performance of  the Transaction Documents or any of them,

            (ii)  "Department of Investigation"  shall mean the  Department of

            Investigation  of  the  City  or  any  City  department  or agency succeeding to the functions thereof,

            (iii) "Commissioner"  shall   mean  the  Commissioner   or  Acting

            Commissioner of the Department of Investigation,

            (iv)  "Deputy Mayor"  shall mean the Deputy Mayor  for Finance and

            Economic  Development  of the  City (or  the  officer of  the City succeeding to the functions of that office),

            (v)    "Entity" shall  mean  any  firm, partnership,  corporation,

            association or  Person that receives  monies, benefits,  licenses,

            leases  or permits from or through the City or otherwise transacts business with EDC or the City,

            (vi)   "Member"  shall mean  any  Person associated  with  another

            Person or  entity as  a partner,  director, officer,  principal or employee, and

            (vi)  "Transaction  Documents"   shall   mean  the   Lease,   this

            Agreement, Funding Agreement #1,  Funding Agreement #2 and Funding

            Agreement #3.

      (b)   Cooperation with  Investigations.   Subject to the  exclusions set
            ---------------------------------
forth  in  paragraph (c) of this Sec.9.14, The Times shall during the term  of this Agreement:

            (i)   cooperate  fully  and  faithfully,  and utilize  good  faith

                  efforts  to  cause  its   Members  to  cooperate  fully  and

                  faithfully, with any Investigation; and

            (ii)  report,  and utilize  its good  faith efforts  to cause  its

                  Members  to  report, in  writing  to  the Commissioner,  any solicitation  of which  The  Times has  actual knowledge  of money,  goods,  requests  for  future  employment  or  other benefit  or thing of value, by or  on behalf of any employee of the City or any other Person, for any purpose relating to the  procurement  or  obtaining  and/or  performance  of any

                  Transaction Document by The Times.

         (c)  Exclusions. The provisions of Sec.9.14(b) above shall not apply:
              -----------
            (i)   to any  information or document known,  prepared or obtained by  The  Times  or its  Members  (and  the  sources of  such information or documents), that is protected  from compelled disclosure by  any  present or  future "Shield  Law" or  any other statute, constitutional provision, rule, regulation or case  law  related to  the rights  of reporters  and/or news organizations;

            (ii)  to any Person  who refuses to  testify based on  his or  her privilege against self-incrimination after having been given assurances that  his or  her statement, and  any information from such statement, will not be used against such Person in any subsequent criminal  proceeding in any  forum (provided,

                  however, that  any Person  given such assurances  shall have the right to have  the legal sufficiency of such  assurances adjudicated  by  a  court  of competent  jurisdiction  as  a precondition  of  the  applicability of Sec.9.14(b) to  such

                  Person); and

            (iii) to  any construction  contract  or other  agreement (or  the obtaining  or performance  thereof) with parties  other than the City or EDC,  including without limitation, any contract or agreement being funded through any Transaction Document.

      (d)   Hearing.   If  The Times  or any  Member of  The Times  refuses to
            --------
testify  in an Investigation and, in connection  with such failure to testify,

the Commissioner determines
that The  Times has failed to  cooperate in the Investigation  in violation of the provisions of Sec.9.14(b) hereof, then  the  Commissioner may  request the

Deputy Mayor to convene a hearing (the "Hearing"), upon not less than five (5)

days  written notice  to The Times,  to determine  if any  penalties should be imposed  for  The  Times's  failure  to  so  cooperate in accordance with this

Sec.9.14.

      (e)   Adjournments of Hearing
            -----------------------
            (i)   The Times shall have  the right to require that  the Hearing be adjourned for a period of not more than thirty (30) days.

            (ii)  The  Deputy  Mayor  may  grant  other  adjournments  of  the

                  Hearing,  in   the  exercise   of  his  or   her  reasonable

                  discretion;  provided  however,  that  in  the  case  of  an adjournment occasioned by The Times's failure to appear, the

                  Deputy Mayor may, if  he or she determines that there was no reasonable cause for the requested adjournment or failure to appear, impose an Interim Penalty.

            (iii) The City shall not incur any penalty or damages for delay or otherwise occasioned by an adjournment of the Hearing.

      (f)   Penalties.
            ----------
            (i)   The Deputy Mayor may impose a penalty during an  adjournment due to The  Times's failure  to appear or  proceed with  the

                  scheduled  Hearing  pursuant   to   Sec.9.14(d)(ii)   hereof

                  ("Interim Penalty") of not more than $1,000 per day for each day  of such adjournment, provided,
                  however,  that such  daily penalties  shall cease  to accrue from  and  after  the  date  that  The  Times  makes  itself available to appear at or proceed with the scheduled Hearing or gives written notice to the Deputy Mayor that it does not intend to appear at or  proceed with the scheduled  Hearing,

                  in  which event  the Deputy  Mayor shall  have the  right to continue the  Hearing and reach a  determination without The

                  Times's participation.

            (ii)  If, after the Hearing, the  Deputy Mayor determines that The

                  Times failed to cooperate  in the Investigation in violation of  this  Sec.9.14,  and  The  Times  fails  to  commence to cooperate  fully  in  such  Investigation  within  five ( 5)

                  Business Days following   its  receipt   of  written  notice

                  of  such determination, the Deputy Mayor may:

                  (A)   impose a  penalty ("Final Penalty") which  may not, in

                        conjunction with any Interim  Penalty or Final Penalty

                        imposed during  the term of this  Agreement under this

                        Agreement  and/or during  the term  of the  Lease with

                        respect  to any  other  Transaction  Document,  exceed

                        $500,000  in  the aggregate  during  the  term of  the

                        Lease; and/or

                  (B)   disqualify The Times,  for a period not to exceed five

                        (5) years,  from submitting  bids for,  or transacting

                        business  with,  or  entering  into or  obtaining  any

                        contract, lease, permit or license
                        with  or   from  EDC  or  the  City,   other  than  as

                        contemplated in the Transaction Documents.

      Notwithstanding anything to the contrary contained herein, in  the event that The Times is found after  the Hearing to have failed to cooperate  in the

Investigation, but nonetheless is not subjected to a Final Penalty because The

Times  commences  to cooperate  fully in  such  Investigation within  five (5)

Business Days following its  receipt of written notice of  such determination,

The Times shall be liable for the cost of conducting such Hearing in an amount not to exceed $5,000.

      (g)   Criteria for  Determination.  The Deputy Mayor  shall consider and
            ----------------------------
address in reaching his  or her determination and in assessing  an appropriate

Interim  Penalty,  Final  Penalty,  and/or disqualification,  the  factors  in clauses  (i) and (ii) of this Sec.9.14(g). He  or  she may  also consider,  if relevant and appropriate, the  criteria established in clauses (iii)  and (iv)

of  this  Sec.9.14(g),  in  addition  to  any  other  information which may be relevant and appropriate:

            (i)  The Times's good faith endeavors or lack thereof to cooperate fully  and faithfully  with the  Investigation, including  but not limited  to the discipline, discharge  or  disassociation  of  any

            Person  failing  to  testify,  the  production  of  accurate   and

            complete  books  and  records, and  the forthcoming   testimony of

            all  other  Members,  agents,   assignees  or  fiduciaries   whose

            testimony  is  sought   (the  Deputy   Mayor   shall   take   into

            account whether the discipline, discharge
            or  disassociation  of  any  Persons   failing   to  testify  would

            violate  any  union  or other contract),

            (ii)  the relationship of the Person who refused to testify to The

            Times, including,  but not  limited to,  whether the  Person whose testimony  is sought has an ownership interest in The Times and/or the degree of  authority and responsibility the  Person has within

            The Times,

            (iii)   The  nexus of the  testimony sought  to The  Times and the

            Transaction Documents, and/or

            (iv)   the  effect  a penalty  may  have on  an  unaffiliated  and unrelated party or Entity  that has a significant interest  in The

            Times,  provided that (x) such unrelated party or Entity has given actual notice to the  Commissioner or EDC upon the  acquisition of the interest, or (y) at the Hearing such unrelated party or Entity gives  notice  and  proves  that  such  significant  interest  was previously  acquired; under  either  circumstance, such  unrelated party or Entity must present evidence at the Hearing demonstrating the potential adverse impact a penalty will have on such party  or

            Entity.

      (h)   Payment  of  Penalties.   Any Interim  or Final  Penalty hereunder
            -----------------------
shall, upon imposition thereof,  be applied to reduce the  aggregate of Offset

Amounts (as  such term is defined  in the Lease)  then available to  The times under Article  4 of the Lease and the balance,  if any, shall be paid promptly as additional Rental, or at the landlord under the

Lease's option, such balance shall be applied to reduce EDC's obligations with respect to any undisbursed Funding.

      (i)   Exclusive  Remedy.  Notwithstanding anything to the contrary con-
            ------------------
tained  in  this Agreement, the remedies set forth in Sec.9.14(f) hereof shall be the  sole and exclusive  remedies available to  EDC in  the event that  The

Times breaches  any  of  its  obligations  under  this  Sec.9.14, and no other remedies, including,  without  limitation, the remedies set forth elsewhere in this Agreement for defaults by The Times in the performance of its obligations under this Agreement, shall  be applicable to a breach by The  Times of any of its obligations under this Sec.9.14.

      (j)   Right  to  Dispute  Determinations   of  Deputy  Mayor.    Nothing
            -------------------------------------------------------
contained herein  shall be  construed to limit  in any  manner whatsoever  The

Times's  right or ability to challenge or  seek to enjoin, overturn, set aside or modify  any  action taken,  determination made  or penalty  imposed by  the

Deputy Mayor pursuant to the provisions of this Sec.9.14.

      (k)   Concurrent Lease Obligation.   The obligations of The  Times under
            ----------------------------
this  Sec.9.14  constitute  a  portion  of  the obligations of The Times under

Article 40A of the Lease, and nothing  contained herein shall be construed  as expanding, enlarging or increasing in any way, or as being separate from or in addition to, the obligations and liabilities of The Times pursuant  to Article

40A of the Lease.

      Sec.9.15.  Intentionally Omitted.



   Sec.9.16  Maximum Interest Rate
             ---------------------
      In the  event that any  interest payable under  this Agreement shall  be deemed to  exceed  the maximum  rate  permitted by  law,  then the  amount  of interest to be paid shall be the maximum rate so permitted.



   Sec.9.17  Captions
             --------
      The captions in this Agreement are inserted for convenience of reference only and in  no way  define, describe  or limit the  scope or  intent of  this

Agreement or any of the provisions hereof.



   Sec.9.18  Gender, Etc.
             ------------
      The  gender  used in  this Agreement  shall be  deemed  to refer  to the

masculine,   feminine, or neuter gender, as the context or the identity of the persons being referred to may require.  The singular shall  include the plural and vice versa as the context may dictate.



   Sec.9.19 Assignment  by EDC.  EDC  shall not assign this  Agreement without
            -------------------
the prior written consent of The Times, except that EDC shall have  the right,

upon ten  (10) Business  Days prior written  notice, to assign  this Agreement and/or EDC's rights under  this Agreement, without any further consent  on the part of The Times, to the City.

   Sec.9.20 Obligations of  Newspaper Division.   EDC acknowledges and  agrees
            -----------------------------------
that  all  non-monetary  obligations set  forth  in  this  Agreement as  being obligations of The  Times shall apply  only to, and  be performed by, The  New

York  Times Newspaper Division of  The New York  Times Company (the "Newspaper

Division") and  its employees and  agents, and  EDC shall look  solely to  the

Newspaper  Division  for the  performance  of  such non-monetary  obligations;

provided,  however,  that  any  default  by  the  Newspaper  Division  in  the performance  of such non-monetary obligations  shall be treated  with the same force and effect pursuant to the applicable provisions of this Agreement as if such default had been committed by The Times.

                          ARTICLE TEN - AGREEMENT OF THE CITY
                          -----------------------------------


   Sec.10.1 City's  Agreement  to  Fund EDC.    The  City,  by executing  this
            --------------------------------
Agreement as it  effects this Article  Ten only, (i)  acknowledges that it  is becoming a signatory to this  Agreement as a material inducement to  The Times

to   enter  into  this  Agreement,  (ii)  warrants  and  represents  that  the

Consolidated Contract is in full force and effect and legally binding upon the

City; and (iii) covenants and  agrees to provide EDC with City  capital budget funds in such amounts and at such times as will permit EDC to comply  with its obligations  to  disburse  the Funding  pursuant  to  the  provisions of  this

Agreement, without regard to whether the Consolidated Contract is then in full force and effect or whether EDC is in compliance with the terms thereof.



   Sec.10.2 Valid Agreement of the City.   A legal opinion of the  Corporation
            ----------------------------
Counsel (addressed to The Times) providing that this Agreement is legal, valid and  binding upon the City with respect to  the provisions of this Article Ten in the form  attached hereto as  Appendix K, is being  delivered to The  Times concurrently herewith.



   Sec.10.3 The  Times's Rights Against the City.  In  the event that the City
            -------------------------------------
has defaulted  in the performance  of any obligation  of the City  pursuant to this Article Ten and continues to be  in default thereof after notice from The

Times and a thirty  (30) day period to cure,  The Times shall have all  of its rights at law and in equity against the City.

      IN WITNESS WHEREOF,  the Parties have executed this  Agreement as of the day and year first above written.

                                          NEW YORK CITY ECONOMIC
                                          DEVELOPMENT CORPORATION


                                          By: /s/   Carl Weisbrod
                                             ----------------------
                                          Title:  President




                                          THE NEW YORK TIMES COMPANY



                                          By: /s/ Katharine P. Darrow
                                              -------------------------
                                          Title:   Senior Vice President


THE CITY, BY SIGNING IN THE
PLACE PROVIDED BELOW,
AGREES TO BE BOUND BY THE
PROVISIONS OF ARTICLE TEN HEREOF:

THE CITY OF NEW YORK


By: /s/  Barry F. Sullivan


APPROVED AS TO FORM:



By: /s/
   --------------------------
   Acting Corporation Counsel

STATE OF NEW YORK       )
                              ss:
COUNTY OF NEW YORK      )


            On the 17th day of December, 1993,before me personally came
Carl Weisbrod, to me known, who, being by me duly sworn, did depose and say that s/he resides at 11010 St. NY, NY; that s/he is the President of New York City Economic Development Corporation, the corporation described in and which executed the foregoing instrument; and that s/he signed her/his name thereto by authority of the board of directors of such corporation.



                                                     Colleen B. McHale
                                                ---------------------------
                                                      Notary Public




STATE OF NEW YORK       )
                              ss:
COUNTY OF NEW YORK      )


            On the 17th day of December, 1993,before me personally came Katharine Darrow, to me known, who, being by me duly sworn, did depose and say that s/he resides at 16 Garden Place, Brooklyn, NY; that s/he is the S.V.P. of The New York Times Company, the corporation described in and which executed the foregoing instrument; and that s/he signed her/his name thereto by authority of the board of directors of such corporation on behalf of such corporation.



                                                      Beverly Sturr
                                                --------------------------
                                                      Notary Public

STATE OF NEW YORK       )
                              ss:
COUNTY OF NEW YORK      )


            On the 17th day of December, 1993, before me personally came
Barry F. Sullivan, to me known, who, being by me duly sworn, did depose and say that s/he resides at c/o City Hall, NY, NY; that s/he is the Deputy Mayor of The City of New York, the same person who executed the foregoing instrument; and that s/he acknowledged that s/he signed her/his name thereto on behalf of The City of New York and pursuant to the authority vested in her/him.



                                                     Colleen B. McHale
                                                -----------------------------
                                                      Notary Public